UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: August 31, 2013

Date of reporting period: August 31, 2013

Item 1. Reports to Stockholders.

PMC Funds

PMC Core Fixed Income Fund (PMFIX)

PMC Diversified Equity Fund (PMDEX)

Annual Report

August 31, 2013

PMC Funds

Letter to Shareholders

To our Shareholders:

We are pleased to present you with the Annual Report for the PMC Funds mutual fund family. This report covers both the fiscal quarter and one-year period ended August 31, 2013. The table below presents the performance of the PMC Funds relative to their respective benchmarks for that period.

Total Returns as of August 31, 2013*

*Periods of Less than 1-Year Are Unannualized

Fund	Three Months	Six Months	Year to Date	One Year	Since Inception	Inception Date	Gross Expense Ratio
PMC Diversified Equity Fund	0.98%	6.73%	12.41%	17.83%	12.07%	8-26-09	1.69%
MSCI World Index	0.60%	6.46%	12.15%	18.31%	10.82%
PMC Core Fixed Income Fund	-2.81%	-3.62%	-3.79%	-2.58%	6.31%	9-28-07	1.54%
Barclays Capital Aggregate Bond Index	-1.92%	-2.61%	-2.81%	-2.47%	5.02%

Past performance is no guarantee of future returns. Current performance may be higher or lower than the performance data shown. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For more recent performance, please visit the Funds’ website at www.investpmc.com or by calling 888-762-7338. Performance results reflect expense subsidies and waivers in effect; without these waivers, returns would have been less favorable.

Over the past year the economy has continued to make steady progress, but the rate at which it has grown has been uninspiring to many economists, market analysts, and perhaps most importantly, the U.S. Federal Reserve (“Fed”). Growth overall has been uneven over the past year, and has lacked a definable trend. However, the consensus among economists is that the economy should begin to accelerate beginning in this year’s fourth quarter and into 2014.

The primary factor impacting the markets during the past year remained the aggressive monetary policy initiatives maintained by world central banks, most notably of course, the Fed. A year ago the Fed instituted its third round of quantitative easing (“QE3”) by announcing a program in which it would purchase $40 billion per month of mortgage-backed securities in an effort to spur growth and suppress long-term mortgage interest rates. As the economy slowed in the fourth quarter last year, the Fed quickly came to the conclusion that the initial monthly purchase amount would not be enough, and in December announced that it would begin buying an additional $45 billion of Treasury securities, bringing the total monthly purchases to its current level of $85 billion. The debate continues as to whether the Fed’s aggressiveness has been warranted, as GDP and employment growth have remained anemic.

Fed Chairman Ben Bernanke caused quite a stir–not to mention a plunge in the bond market–in late May when he stated in Congressional testimony that the Fed could begin to “taper” its bond purchases beginning later this year. Markets quickly began to swoon, and the yield on the benchmark 10-year U.S. Treasury surged more than 1.3 percentage points over the ensuing three months. Whether he intended to or not, the Fed chairman forced investors to consider life without quantitative easing sooner than anticipated, and markets spent the summer trying to determine just how quickly, and by how much, the bond purchases would be scaled back.

Globally, the sovereign debt issues that had crippled several European countries seem to have subsided, at least for the present, and there has been a modest improvement in economic performance in the eurozone region. Emerging market economies, including China, have slowed on a relative basis. In addition, their stock markets have significantly underperformed in recent quarters, in part due to the prospect of a scaling back of U.S. monetary stimulus.

A second factor, albeit one that has so far had little impact on markets, is the sequester. Originally slated to take effect January 1, 2013 when the so-called “super committee” failed to reduce the budget deficit, the sequester included automatic cuts to defense and non-defense spending that take place annually from 2013 through 2021. The sequester was delayed until March 1, 2013 with the last-minute passage of the American Taxpayer Relief Act of 2012. Despite initial concerns, sequester-related cuts have had little noticeable impact on markets, but economists warn that the effects will increasingly become apparent.

PMC	Diversified Equity Fund

The PMC Diversified Equity Fund was launched on August 26, 2009, and provides broad equity asset class exposure. The Fund’s investment objective is long-term capital appreciation, and the five sub-advisers selected to manage Fund assets are: Mellon Capital Management Corporation (Large Cap Growth); Loomis, Sayles & Company, L.P. (Large Cap Value); Delaware Investments Fund Advisers (Small Cap Core); Neuberger Berman Management, LLC (International ADR); and William Blair & Co., L.L.C. (Global). The Fund has had generally positive performance relative to the benchmark over the twelve-month period ended August 31, 2013. For the most recent three-month period, the Fund generated a return of 0.98%, slightly outperforming the 0.60% return of the MSCI World Index. For the twelve months ended August 31, 2013, the Fund generated a total return of +17.83%, slightly underperforming the +18.31% return of the benchmark. Relative performance benefited during the twelve-month period from positive stock selection in a number of industry sectors, including financials, industrials and consumer discretionary. Among the detractors from performance during the year was stock selection in the health care, energy and information technology sectors. Another detractor from performance was stock selection in the international developed markets allocation of the portfolio. Also during the twelve-month period, the Fund’s sub-advisers were able to effectively identify opportunities in the large cap, small cap and international segments of the market while maintaining a risk-controlled posture.

The primary risks to the strategies employed by the Fund’s sub-advisers continue to primarily involve systematic risk. Because each of the sub-advisers controls the risk of the portfolio relative to their respective benchmark, the overall portfolio should track the fund benchmark fairly closely on a relative basis. However, if a general market decline were experienced, the sub-advisers’ fully invested strategies would incur a similar setback.

PMC	Core Fixed Income Fund

The PMC Core Fixed Income Fund generated a negative return for both the three- and twelve-month periods ended August 31, 2013. For the most recent three-month period, the Fund generated a return of -2.81%, underperforming the benchmark Barclays Capital U.S. Aggregate Bond Index return of -1.92%. For the twelve months ended August 31, 2013, the Fund posted a return of -2.58%, slightly underperforming the benchmark return of -2.47%. The primary factor impacting performance during both periods for the Fund’s three sub-advisers, Neuberger Berman Fixed Income LLC, Schroder Investment Management North America Inc., and William Blair & Co., L.L.C., was the effect of comments made by Fed Chairman Ben Bernanke in late May. During Congressional testimony, Mr. Bernanke said that, depending on economic data, it is possible that the Fed would taper its bond-purchase program later in 2013. Both fixed income and equity markets sold off on the news, with many of the credit spread, or interest rate differentials strategies employed by the sub-advisers serving as detractors from performance as these credit spreads widened. In aggregate, the sub-advisers have lowered the risk of the portfolio through reducing exposure to mortgage-backed securities (MBS) and lowering the Fund’s sensitivity to interest rate changes.

The primary risks to the strategies employed by the Fund’s sub-advisers remain in place, and exist at both the macro level and in individual security selection. The Fund’s exposure to credit spreads has been reduced, but the Fund remains likely to underperform somewhat if spreads widen significantly. In addition, if the general level of interest rates rises rapidly, the Fund will not be immune to losses. Similarly, if certain of the individual securities currently owned by the Fund are adversely affected by economic events, the Fund itself will also be affected.

Remarks

World equity markets have generated robust returns over the past year, due at least in part to continued monetary policy aggressiveness. While underlying economic fundamentals seemingly have not kept pace with the market’s rise, it is possible that the market is forecasting an improvement in the economic landscape. The upcoming negotiations over an extension of the debt ceiling, which could potentially expand to include a discussion of funding of the Affordable Care Act, bear watching. In addition, the Fed will be closely monitoring any improvements in the employment situation to assess whether or not tapering of its quantitative easing program should occur this year.

As always, we appreciate your continued trust and confidence in the PMC Funds during these difficult times. We will continue to do all we can to ensure that such trust and confidence are well placed, and will manage the PMC Funds with that goal clearly in mind.

Envestnet	Asset Management

The views in this report were those of the Funds’ investment adviser and the Funds’ sub-advisers as of the date of this report, and may not reflect their views on the date the report is first published or anytime thereafter. These views are intended to assist the shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

Investments in smaller companies carry greater risk than is customarily associated with larger companies for various reasons such as volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. Income (bond) funds are subject to interest rate risk, which is the risk that debt securities in a fund’s portfolio will decline in value because of increases in market interest rates. Please see the prospectus for a complete description of the risks associated with investing in the PMC Funds.

PMC FUNDS

Expense Examples

(Unaudited)

As a shareholder of the PMC Funds (the “Funds”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/13–8/31/13).

Actual	Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Funds do not charge a sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/13	Ending Account Value 8/31/13	Expenses Paid During Period 3/1/13–8/31/13*
PMC Core Fixed Income Fund
Actual	$1,000.00	$963.80	$4.95
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.09
PMC Diversified Equity Fund
Actual	1,000.00	1,067.30	7.30
Hypothetical (5% return before expenses)	1,000.00	1,019.15	7.12
*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% and 1.40% for the PMC Core Fixed Income Fund and PMC Diversified Equity Fund, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

PMC CORE FIXED INCOME FUND

Investment Highlights (Unaudited)

The investment objective of the Fund is to provide current income consistent with low volatility of principal. The Fund’s allocation of portfolio holdings as of August 31, 2013 is shown below.

Average Annual Returns as of August 31, 2013

	PMC Core Fixed Income Fund	Barclays Capital Aggregate Bond Index
One Year	(2.58)%	(2.47)%
Five Year	6.47%	4.93%
Since Inception (9/28/07)	6.31%	5.01%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Continued

PMC CORE FIXED INCOME FUND

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on September 28, 2007, the inception date of the Fund. The graph does not reflect any future performance.

The Barclays Capital Aggregate Bond Index (formerly Lehman Brothers Aggregate Bond Index) is an index composed of U.S. securities in Treasury, Government-Related, Corporate and Securitized Sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

One cannot invest directly in an index.

*	Inception Date

PMC DIVERSIFIED EQUITY FUND

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund’s allocation of portfolio holdings as of August 31, 2013 is shown below.

Average Annual Returns as of August 31, 2013

	PMC Diversified Equity Fund	MSCI World Index
One Year	17.83%	18.31%
Three Year	15.47%	13.98%
Since Inception (8/26/09)	12.07%	10.82%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Continued

PMC DIVERSIFIED EQUITY FUND

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on August 26, 2009, the inception date of the Fund. The graph does not reflect any future performance.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

One cannot invest directly in an index.

*	Inception Date

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2013

	Principal Amount	Value
Asset Backed Securities—5.04%
Accredited Mortgage Loan Trust
2005-3, 0.692%, 09/25/2035	$148,000	$130,218
Aegis Asset Backed Securities Trust
2005-1, 0.734%, 03/25/2035	170,000	150,306
American Airlines Pass Through Trust
2013-2, 4.950%, 07/15/2024(a)	260,000	257,400
American Credit Acceptance Receivables Trust
2012-2 A, 1.890%, 07/15/2016(a)	53,535	53,680
2012-3 A, 1.640%, 11/15/2016(a)	69,320	69,269
2013-1 A, 1.450%, 04/16/2018(a)	99,959	99,827
American Express Credit Account Master Trust
2011-1 A, 0.354%, 04/17/2017	160,000	160,128
2013-1 A, 0.604%, 02/16/2021	500,000	500,623
AmeriCredit Automobile Receivables Trust
2011-2 A, 1.610%, 10/08/2015	86,710	86,800
2012-5 B, 1.120%, 11/08/2017	90,000	89,473
2012-4 B, 1.310%, 11/08/2017	60,000	59,815
Ameriquest Asset-Backed Pass-Through Certificate
2004-R2, 0.874%, 04/25/2034	266,233	251,945
Ameriquest Mortgage Securities Inc.
2003-10, 0.944%, 12/25/2033	235,214	226,651
Chase Funding Mortgage Loan Asset-Backed Certificates
FLT, 0.934%, 09/25/2033	226,496	198,547
Chase Issuance Trust
2013-2A, 0.284%, 02/15/2017	115,000	114,955
2007-2A, 0.234%, 04/15/2019	385,000	381,990
Citigroup Mortgage Loan Trust, Inc.
M-3, 0.664%, 05/25/2035	325,000	255,224
M-1, 0.989%, 06/25/2035(a)	114,000	108,067
CLI Funding V LLC
2013-2, 3.220%, 06/18/2028(a)	132,570	129,229
Continental Airlines Pass Through Trust
2012-2A, 4.000%, 04/29/2026	175,000	171,430
EquiFirst Mortgage Loan Trust
2003-2, 2.470%, 09/25/2033	338,617	327,942
First Franklin Mortgage Loan Trust
2005-FF1, 0.919%, 12/25/2034	277,124	247,556
2004-FFH4, 1.817%, 01/25/2035	95,000	89,381
Flagship Credit Auto Trust
2013-1, 1.320%, 04/16/2018(a)	284,947	284,383
Fremont Home Loan Trust
2004-2, 1.165%, 07/25/2034	84,439	78,886
Global SC Finance II SRL
2013-1, 2.980%, 04/17/2028(a)	256,167	247,221
Home Equity Mortgage Trust
2004-5, 1.784%, 02/25/2035	111,876	105,210
Lake Country Mortgage Loan Trust
2006-HE1, 0.834%, 07/25/2034(a)	330,000	316,785
Morgan Stanley ABS Capital I, Inc. Trust
2004-HE6, 1.009%, 08/25/2034	240,000	221,927
New Century Home Equity Loan Trust
2004-3, 1.159%, 11/25/2034	132,846	124,642
Newcastle Mortgage Securities Trust
A-4, 0.524%, 03/25/2036	180,000	167,561

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2013 (Continued)

	Principal Amount	Value
SNAAC Auto Receivables Trust
2012-1, 1.780%, 06/15/2016(a)	$14,385	$14,431
Structured Asset Investment Loan Trust
2004-6, 0.984%, 07/25/2034	314,981	290,980
2004-8, 0.786%, 09/25/2034	210,000	188,298
2005-3, 0.844%, 04/25/2035	359,000	305,051
Structured Asset Securities Corp.
M3, 0.614%, 05/25/2035	155,000	139,832
United Airlines Pass Through Trust
2007-1 A, 6.636%, 01/02/2024	311,549	320,896
US Airways Pass Through Trust
2012-2 A, 4.625%, 12/03/2026	265,000	255,725

Total Asset Backed Securities (Cost $7,009,261)		7,222,284

Corporate Bonds—16.81%
Accommodation—0.09%
Wyndham Worldwide Corp.
2.500%, 03/01/2018	125,000	122,380

Administrative and Support Services—0.18%
Total System Services, Inc.
2.375%, 06/01/2018	270,000	261,514

Apparel Manufacturing—0.06%
PVH Corp.
4.500%, 12/15/2022	100,000	93,125

Beverage and Tobacco Product Manufacturing—0.18%
Altria Group, Inc.
9.950%, 11/10/2038	35,000	51,915
Reynolds American, Inc.
7.625%, 06/01/2016	80,000	92,626
3.250%, 11/01/2022	90,000	82,495
7.250%, 06/15/2037	25,000	28,858

		255,894

Broadcasting (except Internet)—0.97%
Comcast Corp.
4.500%, 01/15/2043	270,000	254,870
Discovery Communications LLC
4.875%, 04/01/2043	260,000	240,661
DISH DBS Corp.
5.875%, 07/15/2022	55,000	54,175
NBCUniversal Media LLC
6.400%, 04/30/2040	75,000	89,986
Sirius XM Radio, Inc.
5.750%, 08/01/2021(a)	65,000	64,025
Time Warner Cable, Inc.
4.125%, 02/15/2021	200,000	190,374
5.500%, 09/01/2041	90,000	77,132
4.500%, 09/15/2042	250,000	195,041
Univision Communications, Inc.
7.875%, 11/01/2020(a)	75,000	81,656
Viacom Inc.
5.850%, 09/01/2043	145,000	147,871

		1,395,791

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2013 (Continued)

	Principal Amount	Value
Chemical Manufacturing—0.27%
Abbvie, Inc.
2.900%, 11/06/2022	$190,000	$177,362
Amgen, Inc.
5.150%, 11/15/2041	20,000	19,534
Watson Pharmaceuticals, Inc.
3.250%, 10/01/2022	185,000	172,194
4.625%, 10/01/2042	25,000	22,511

		391,601

Clothing and Clothing Accessories Stores—0.03%
Nordstrom, Inc.
6.750%, 06/01/2014	40,000	41,796

Computer and Electronic Product Manufacturing—0.72%
Apple, Inc.
2.400%, 05/03/2023	230,000	208,273
3.850%, 05/04/2043	275,000	236,217
Hewlett-Packard Co.
2.650%, 06/01/2016	225,000	230,076
4.650%, 12/09/2021	95,000	93,243
Jabil Circuit, Inc.
5.625%, 12/15/2020	80,000	83,200
L-3 Communications Corp.
3.950%, 11/15/2016	160,000	169,699

		1,020,708

Construction of Buildings—0.07%
Brookfield Residential Properties Inc.
6.125%, 07/01/2022(a)	95,000	94,287

Credit Intermediation and Related Activities—1.97%
Abbey National Treasury Services PLC
3.050%, 08/23/2018	125,000	125,616
Ally Financial, Inc.
3.500%, 07/18/2016	80,000	80,700
Bank of America Corp.
1.500%, 10/09/2015	160,000	160,433
2.000%, 01/11/2018	160,000	155,478
3.300%, 01/11/2023	830,000	768,794
5.200%, 12/29/2049	390,000	348,075
Caterpillar Financial Services Corp.
1.375%, 05/20/2014	70,000	70,529
Citigroup, Inc.
2.650%, 03/02/2015	100,000	102,319
6.125%, 11/21/2017	160,000	183,574
ERAC USA Finance LLC
7.000%, 10/15/2037(a)	95,000	113,182
Ford Motor Credit Co. LLC
6.625%, 08/15/2017	100,000	113,020
General Electric Capital Corp.
1.000%, 12/11/2015	115,000	114,978
SLM Corp.
6.000%, 01/25/2017	130,000	138,450
Zions Bancorporation
4.500%, 06/13/2023	345,000	340,308

		2,815,456

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2013 (Continued)

	Principal Amount	Value
Diversified Financials—0.42%
General Electric Capital Corp.
5.250%, 06/29/2049	$485,000	$446,200
6.250%, 12/15/2049	160,000	163,061

		609,261

Educational Services—0.05%
George Washinton University
3.485%, 09/15/2022	75,000	73,966

Electrical Equipment, Appliance, and Component Manufacturing—0.04%
Spectrum Brands Escrow Corp.
6.625%, 11/15/2022(a)	50,000	51,375

Food and Beverage Stores—0.19%
Kroger Co.
5.000%, 04/15/2042	100,000	97,324
5.150%, 08/01/2043	180,000	176,755

		274,079

Food Manufacturing—0.10%
Kraft Foods, Inc.
6.875%, 01/26/2039	35,000	42,587
Tyson Foods, Inc.
4.500%, 06/15/2022	100,000	103,041

		145,628

Food Services and Drinking Places—0.02%
Yum! Brands, Inc.
6.875%, 11/15/2037	25,000	29,491

Funds, Trusts, and Other Financial Vehicles—2.11%
Alexandria Real Estate Equities, Inc.
3.900%, 06/15/2023	310,000	290,157
American Tower Corp.
3.400%, 02/15/2019	310,000	310,418
Boston Properties LP
3.125%, 09/01/2023	75,000	68,626
Digital Realty Trust LP
5.875%, 02/01/2020	215,000	232,848
5.250%, 03/15/2021	55,000	56,814
Entertainment Properties Trust
5.750%, 08/15/2022	225,000	226,164
Glencore Funding LLC
1.700%, 05/27/2016(a)	580,000	565,861
Health Care REIT, Inc.
4.125%, 04/01/2019	200,000	208,340
Morgan Stanley
3.750%, 02/25/2023	480,000	456,965
6.375%, 07/24/2042	75,000	83,617
Sabra Health Care LP
8.125%, 11/01/2018	52,000	56,290
5.375%, 06/01/2023	65,000	61,994
Ventas Realty LP
2.700%, 04/01/2020	430,000	404,754

		3,022,848

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2013 (Continued)

	Principal Amount	Value
General Merchandise Stores—0.05%
Macy’s Retail Holdings, Inc.
6.700%, 07/15/2034	$65,000	$73,902

Hospitals—0.18%
Catholic Health Initiatives
2.950%, 11/01/2022	125,000	115,348
HCA, Inc.
5.875%, 03/15/2022	135,000	139,725

		255,073

Insurance Carriers and Related Activities—1.75%
Allstate Corp.
5.750%, 08/15/2053	160,000	157,900
Amtrust Financial Services, Inc.
6.125%, 08/15/2023(a)	195,000	196,950
CNA Financial Corp.
7.350%, 11/15/2019	55,000	66,603
Hartford Financial Services Group, Inc.
5.500%, 03/30/2020	85,000	95,088
Humana, Inc.
7.200%, 06/15/2018	35,000	41,577
ING US, Inc.
5.500%, 07/15/2022	225,000	241,040
5.650%, 05/15/2053	335,000	311,713
Liberty Mutual Group
6.500%, 05/01/2042(a)	55,000	60,838
Pacific LifeCorp
5.125%, 01/30/2043(a)	70,000	65,420
Prudential Financial, Inc.
5.875%, 09/15/2042	545,000	534,100
5.200%, 03/15/2044	155,000	140,275
Swiss Re Treasury US Corp.
4.250%, 12/06/2042(a)	90,000	78,482
WellPoint, Inc.
4.650%, 01/15/2043	240,000	222,948
Wilton Re Finance LLC
5.875%, 03/30/2033(a)	285,000	293,550

		2,506,484

Machinery Manufacturing—0.04%
Terex Corp.
6.500%, 04/01/2020	55,000	57,612

Management of Companies and Enterprises—0.54%
CIT Group, Inc.
5.000%, 08/01/2023	120,000	112,595
Icahn Enterprises LP
8.000%, 01/15/2018	85,000	89,675
Macy’s Retail Holdings, Inc.
2.875%, 02/15/2023	130,000	117,497
Morgan Stanley
5.625%, 09/23/2019	410,000	451,898

		771,665

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2013 (Continued)

	Principal Amount	Value
Merchant Wholesalers, Durable Goods—0.07%
DIRECTV Holdings LLC
6.000%, 08/15/2040	$100,000	$95,755

Merchant Wholesalers, Nondurable Goods—0.19%
Express Scripts Holding Co.
2.650%, 02/15/2017	55,000	56,364
6.125%, 11/15/2041	120,000	138,674
Lorillard Tobacco Co.
8.125%, 06/23/2019	35,000	42,198
McKesson Corp.
7.500%, 02/15/2019	35,000	43,248

		280,484

Mining (except Oil and Gas)—0.50%
Cliffs Natural Resources, Inc.
4.875%, 04/01/2021	205,000	189,893
Freeport-McMoRan Copper & Gold, Inc.
3.875%, 03/15/2023(a)	590,000	527,560

		717,453

Miscellaneous Manufacturing—0.17%
Boston Scientific Corp.
2.650%, 10/01/2018	125,000	124,041
4.125%, 10/01/2023	125,000	122,672

		246,713

Motion Picture and Sound Recording Industries—0.09%
Time Warner, Inc.
6.100%, 07/15/2040	80,000	86,571
4.900%, 06/15/2042	40,000	37,987

		124,558

Motor Vehicle and Parts Dealers—0.04%
AutoZone, Inc.
2.875%, 01/15/2023	60,000	54,664

Oil and Gas Extraction—0.82%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	240,000	269,360
Chesapeake Oilfield Operating LLC
6.625%, 11/15/2019	160,000	161,600
CNOOC Finance 2013 Ltd.
3.000%, 05/09/2023	200,000	178,057
Enterprise Products Operating LLC
4.850%, 03/15/2044	60,000	57,601
Nexen, Inc.
6.400%, 05/15/2037	230,000	249,858
Noble Energy, Inc.
4.150%, 12/15/2021	85,000	87,067
Petrobras Global Finance
3.000%, 01/15/2019	180,000	166,016

		1,169,559

Petroleum and Coal Products Manufacturing—0.35%
Chevron Corp.
3.191%, 06/24/2023	175,000	170,197

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2013 (Continued)

	Principal Amount	Value
Lukoil International Finance BV
4.563%, 04/24/2023(a)	$200,000	$181,000
Marathon Oil Corp.
2.800%, 11/01/2022	165,000	152,408

		503,605

Pipeline Transportation—0.42%
El Paso Pipeline Partners Operating Co. LLC
4.700%, 11/01/2042	150,000	133,308
Energy Transfer Partners LP
6.500%, 02/01/2042	200,000	216,311
Kinder Morgan Energy Partners LP
2.650%, 02/01/2019	75,000	74,280
3.500%, 09/01/2023	145,000	135,166
6.500%, 09/01/2039	35,000	39,131

		598,196

Professional, Scientific & Technical Services—0.08%
APX Group, Inc.
6.375%, 12/01/2019(a)	120,000	113,700

Publishing Industries (except Internet)—0.15%
Oracle Corp.
2.500%, 10/15/2022	235,000	215,686

Rail Transportation—0.03%
CSX Corp.
4.100%, 03/15/2044	50,000	43,485

Real Estate—0.06%
Piedmont Operating Partnership LP
3.400%, 06/01/2023	90,000	81,106

Rental and Leasing Services—0.19%
Aircastle Ltd.
6.750%, 04/15/2017	105,000	111,825
Hertz Corp.
5.875%, 10/15/2020	60,000	61,875
United Rentals North America, Inc.
6.125%, 06/15/2023	100,000	99,000

		272,700

Securities, Commodity Contracts, and Other Financial Investments and Related Activities—1.90%
Goldman Sachs Group, Inc.
3.300%, 05/03/2015	275,000	284,751
2.375%, 01/22/2018	290,000	285,036
5.750%, 01/24/2022	75,000	82,507
3.625%, 01/22/2023	205,000	194,037
Jefferies Group LLC
5.125%, 01/20/2023	400,000	402,072
JPMorgan Chase & Co.
3.450%, 03/01/2016	125,000	131,430
3.250%, 09/23/2022	385,000	361,179
6.000%, 12/29/2049	470,000	448,850
Morgan Stanley
2.125%, 04/25/2018	305,000	294,772

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2013 (Continued)

	Principal Amount	Value
Prudential Financial, Inc.
4.750%, 09/17/2015	$65,000	$69,964
The Goldman Sachs Group, Inc.
2.900%, 07/19/2018	175,000	174,977

		2,729,575

Support Activities for Mining—0.11%
Rowan Cos., Inc.
5.400%, 12/01/2042	175,000	159,029

Telecommunications—0.53%
AT&T, Inc.
6.550%, 02/15/2039	315,000	362,858
Qwest Corp.
6.750%, 12/01/2021	365,000	391,759

		754,617

Transportation Equipment Manufacturing—0.49%
American Axle & Manufacturing, Inc.
7.750%, 11/15/2019	85,000	93,925
Ford Motor Co.
4.750%, 01/15/2043	155,000	137,799
Ford Motor Credit Co. LLC
1.700%, 05/09/2016	440,000	434,739
3.000%, 06/12/2017	35,000	35,295

		701,758

Utilities—0.54%
Calpine Corp.
7.500%, 02/15/2021(a)	145,000	154,425
Exelon Generation Co. LLC
4.000%, 10/01/2020	235,000	234,076
Nisource Finance Corp.
4.800%, 02/15/2044	85,000	77,300
Noble Energy, Inc.
6.000%, 03/01/2041	40,000	45,549
Sabine Pass Liquefaction LLC
5.625%, 04/15/2023(a)	100,000	93,250
Southern Power Co.
5.250%, 07/15/2043	160,000	162,417

		767,017

Water Transportation—0.05%
Hornbeck Offshore Services, Inc.
5.000%, 03/01/2021(a)	80,000	76,800

Total Corporate Bonds (Cost $24,638,865)		24,070,396

Foreign Corporate Bonds—7.29%
Agrium, Inc.
3.150%, 10/01/2022	50,000	46,057
3.500%, 06/01/2023	75,000	71,100
ArcelorMittal
4.250%, 02/25/2015	90,000	92,587
6.125%, 06/01/2018	445,000	460,019
Bank Nederlandse Gemeenten
1.375%, 03/23/2015(a)	180,000	182,423

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2013 (Continued)

	Principal Amount	Value
Bank of Montreal
1.950%, 01/30/2018(a)	$250,000	$255,126
Bank of Nova Scotia
2.150%, 08/03/2016(a)	280,000	288,211
Barclays Bank PLC
6.750%, 05/22/2019	100,000	118,555
Barrick Gold Corp.
4.100%, 05/01/2023(a)	285,000	251,010
BBVA Banco Continental SA
3.250%, 04/08/2018(a)	120,000	116,100
Canadian Imperial Bank of Commerce
2.750%, 01/24/2016(a)	455,000	475,478
Cogeco Cable, Inc.
4.875%, 05/01/2020(a)	150,000	144,562
Corpbanca SA
3.125%, 01/15/2018	230,000	204,896
Credit Suisse AG
1.625%, 03/06/2015(a)	200,000	202,931
6.500%, 08/08/2023(a)	455,000	459,579
Danske Bank A/S
3.875%, 04/14/2016(a)	200,000	210,471
DNB Boligkreditt AS
1.450%, 03/21/2018(a)	585,000	566,781
Eksportfinans ASA
3.000%, 11/17/2014	155,000	155,194
Electricite de France SA
5.250%, 01/29/2050(a)	290,000	272,368
Fomento Economico Mexicano SAB de CV
4.375%, 05/10/2043	400,000	327,749
France Telecom SA
5.375%, 01/13/2042	30,000	29,761
HSBC Holdings PLC
4.000%, 03/30/2022	220,000	222,318
Hyundai Capital Services, Inc.
3.500%, 09/13/2017(a)	200,000	205,592
National JSC Naftogaz of Ukraine
9.500%, 09/30/2014	170,000	167,875
Nederlandse Waterschapsbank NV
1.375%, 05/16/2014(a)	365,000	367,656
Nomura Holdings, Inc.
2.000%, 09/13/2016	415,000	412,447
Norddeutsche Landesbank Girozentrale
0.875%, 10/16/2015(a)	200,000	199,985
Odebrecht Offshore Drilling
6.750%, 10/01/2022(a)	200,000	195,500
Petrobras Global Finance
4.375%, 05/20/2023	665,000	588,521
Petroleos de Venezuela SA
4.900%, 10/28/2014	185,000	174,825
Rio Tinto Finance USA PLC
2.250%, 12/14/2018	625,000	606,668
3.500%, 03/22/2022	85,000	81,033
SACI Falabella
3.750%, 04/30/2023(a)	200,000	174,740

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2013 (Continued)

	Principal Amount	Value
Sberbank of Russia Via SB Capital SA
5.250%, 05/22/2023(a)	$205,000	$185,012
SpareBank 1 Boligkreditt AS
1.750%, 11/15/2019(a)	495,000	462,059
Swedbank Hypotek AB
0.759%, 03/28/2014(a)	200,000	200,541
1.375%, 03/28/2018(a)	450,000	435,087
Teck Resources Ltd.
6.250%, 07/15/2041	80,000	76,347
Telefonaktiebolaget LM Ericsson
4.125%, 05/15/2022	80,000	78,547
UBM PLC
5.750%, 11/03/2020(a)	100,000	99,909
UBS AG
2.250%, 03/30/2017(a)	260,000	266,480
Vale SA
5.625%, 09/11/2042	125,000	105,007
WPP Finance UK
8.000%, 09/15/2014	100,000	107,014
XLIT Ltd.
5.750%, 10/01/2021	80,000	90,315

Total Foreign Corporate Bonds (Cost $10,704,347)		10,434,436

Foreign Government Agency Issues—1.35%
KFW
3.500%, 03/10/2014	840,000	853,970
Petroleos Mexicanos
4.875%, 01/18/2024	170,000	167,875
5.500%, 06/27/2044	70,000	61,075
Province of Manitoba, Canada
9.625%, 12/01/2018	60,000	79,812
Province of New Brunswick, Canada
2.750%, 06/15/2018	140,000	145,749
Province Of Ontario, Canada
0.950%, 05/26/2015	360,000	362,481
Province of Quebec, Canada
2.625%, 02/13/2023	280,000	258,859

Total Foreign Government Agency Issues (Cost $1,933,147)		1,929,821

Foreign Government Notes/Bonds—0.34%
Ecuador Government International Bond
9.375%, 12/15/2015(a)	140,000	145,250
Jamaica Government International Bond
9.000%, 06/02/2015	140,000	145,250
Republic of Serbia
5.250%, 11/21/2017(a)	200,000	196,540

Total Foreign Government Notes/Bonds (Cost $490,561)		487,040

Mortgage Backed Securities—4.47%
Air Canada
2013-1, 4.125%, 11/15/2026(a)	105,000	101,325
Banc of America Commercial Mortgage Trust
2006-6, 5.356%, 10/10/2045	150,000	162,671
2006-5, 5.414%, 09/10/2047	300,000	327,671

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2013 (Continued)

	Principal Amount	Value
BB-UBS Trust
2012-SHOW, 3.882%, 11/07/2036(a)	$150,000	$142,529
Bear Stearns Commercial Mortgage Securities
A-4, 5.331%, 02/11/2044	70,000	76,154
COMM Mortgage Trust
2012-CCRE2, 2.114%, 08/17/2045	739,348	85,096
2013-LC6, 0.504%, 01/12/2046(a)	2,000,000	61,640
2013-LC6, 1.951%, 01/12/2046	992,367	99,878
2013-CCRE6, 0.776%, 03/12/2046	1,500,000	72,460
Credit Suisse Commercial Mortgage Trust
2007-C2, 5.542%, 01/15/2049	160,000	175,699
Credit Suisse First Boston Mortgage Securities Corp.
2005-C2, 4.832%, 04/15/2037	200,000	209,077
Extended Stay America Trust
2013-ESH A-2-7, 2.958%, 12/05/2031(a)	150,000	145,461
2013-ESH B-7, 3.604%, 12/05/2031(a)	150,000	145,339
FREMF Mortgage Trust
2012-KF01, 2.790%, 10/25/2044(a)	320,000	322,158
2012-K706, 4.162%, 11/25/2044(a)	190,000	188,623
2012-K18, 4.410%, 01/25/2045(a)	45,000	42,388
2013-K712, 3.483%, 05/25/2045(a)	130,000	121,103
2012-K21, 4.072%, 07/25/2045(a)	95,000	87,530
2012-K711, 3.684%, 08/25/2045(a)	90,000	85,954
2012-K11, 3.812%, 08/25/2045(a)	95,000	85,218
2012-K11, 3.812%, 08/25/2045(a)	140,000	115,546
GMAC Mortgage Loan Trust
2003-AR1, 4.238%, 10/19/2033	108,935	109,984
Greenwich Capital Commercial Funding Corp.
2007-GG9, 5.444%, 03/10/2039	225,000	247,397
GS Mortgage Securities Trust
2006-GG8, 5.560%, 11/14/2039	35,000	38,348
2012-GC6, 2.367%, 01/10/2045(a)	734,177	91,409
2007-GG10, 5.805%, 08/10/2045	300,000	331,002
Impac CMB Trust
2004-10, 0.583%, 03/25/2035	18,777	18,473
JP Morgan Chase Commercial Mortgage Securities Corp.
A-4, 5.429%, 12/12/2043	250,000	272,570
2007-CIBC18, 5.440%, 06/12/2047	225,000	247,133
2007-LDP10, 5.420%, 01/15/2049	150,000	165,219
2007-LDP12, 5.882%, 02/15/2051	235,000	263,243
Merrill Lynch/Countrywide Commercial Mortgage Trust
2007-5, 5.378%, 08/12/2048	175,000	191,794
2007-8, 6.163%, 08/12/2049	100,000	112,404
2007-7, 5.810%, 06/12/2050	125,000	139,115
Morgan Stanley Bank of America Merrill Lynch Trust
2013-C7, 1.896%, 02/16/2046	1,720,149	177,882
2013-C9, 1.615%, 05/17/2046	797,878	66,809
Morgan Stanley Capital I Trust
2013-WLSR, 2.695%, 01/11/2032(a)	130,000	127,035
2003-Top11, 5.150%, 06/13/2041	6,662	6,659
2007-IQ14, 5.610%, 04/15/2049	22,278	22,393
Opteum Mortgage Acceptance Corp.
2005-3, 0.474%, 07/25/2035	91,822	87,957

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2013 (Continued)

	Principal Amount	Value
UBS-Barclays Commercial Mortgage Trust
2012-C4 X-A, 2.036%, 12/12/2045(a)	$694,820	$81,789
2013-C5 X-A, 1.299%, 03/12/2046(a)	1,242,312	93,562
Wachovia Bank Commercial Mortgage Trust
2007-C32, 5.933%, 06/15/2049	250,000	277,745
Wells Fargo Mortgage Backed Securities Trust
2006-16, 5.000%, 11/25/2036	31,612	32,587
WFRBS Commercial Mortgage Trust
2013-C11, 1.659%, 03/17/2045(a)	1,593,534	137,670
2012-C9, 2.427%, 11/17/2045(a)	690,076	89,127
2013-C14, 1.075%, 06/15/2046	878,948	53,946
2013-C12, 1.669%, 03/17/2048(a)	697,127	65,445

Total Mortgage Backed Securities (Cost $6,506,866)		6,402,217

Municipal Bonds—1.71%
American Municipal Power
8.084%, 02/15/2050	90,000	117,009
County of Miami-Dade, FL Transit System Sales Surtax Revenue Bond
5.000%, 07/01/2042	490,000	476,839
Florida Hurricane Catastrophe Fund Finance Corp.
2.995%, 07/01/2020	550,000	506,698
Grand Parkway Transportation Corp.
5.184%, 10/01/2042	305,000	301,697
Municipal Electric Authority of Georgia
6.637%, 04/01/2057	235,000	244,040
Ohio State Turnpike Commission
5.250%, 02/15/2039	40,000	40,444
Orlando-Orange County FL Expressway Authority
5.000%, 07/01/2035	290,000	287,318
Pennsylvania Turnpike Commission
5.000%, 12/01/2043	105,000	101,808
Philadelphia Authority for Industrial Development
3.964%, 04/15/2026	195,000	174,236
State of Illinois
7.350%, 07/01/2035	190,000	200,661

Total Municipal Bonds (Cost $2,618,048)		2,450,750

U.S. Government Agency Issues—28.88%
Fannie Mae
5.000%, 09/01/2034	325,000	349,527
5.500%, 09/01/2037	225,000	244,477
4.000%, 09/01/2040	2,020,000	2,087,228
3.500%, 09/15/2041	3,810,000	3,810,000
4.500%, 09/15/2041	5,470,000	5,779,611
3.000%, 09/15/2042	928,000	890,191
Fannie Mae Pool
5.000%, 12/01/2021	136,719	145,308
4.000%, 03/01/2025	457,299	483,852
3.500%, 11/01/2025	36,608	38,347
3.500%, 02/01/2026	203,169	213,082
4.500%, 06/01/2029	36,126	38,583
5.000%, 03/01/2030	64,123	69,094
5.000%, 06/01/2033	41,432	44,667
5.000%, 11/01/2033	32,916	35,538

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2013 (Continued)

	Principal Amount	Value
5.000%, 08/01/2034	$168,221	$181,331
5.000%, 11/01/2034	28,481	30,704
5.500%, 11/01/2034	370,000	405,365
4.500%, 08/01/2035	288,891	306,293
5.000%, 10/01/2035	267,685	289,035
5.500%, 10/01/2035	299,024	327,036
5.500%, 10/01/2035	76,161	83,251
6.000%, 09/01/2036	15,188	16,653
6.218%, 09/01/2036	63,055	68,627
6.000%, 03/01/2037	80,919	89,051
5.500%, 09/01/2037	10,540	11,452
5.500%, 12/01/2037	18,684	20,299
5.000%, 02/01/2038	77,836	83,821
6.000%, 05/01/2038	36,493	39,908
6.000%, 05/01/2038	139,573	152,633
5.500%, 05/01/2039	500,000	543,243
4.500%, 01/01/2040	181,122	191,591
4.500%, 05/01/2040	32,974	35,196
4.500%, 05/01/2040	448,407	474,282
4.500%, 08/01/2040	238,200	252,231
4.500%, 08/01/2040	20,853	22,063
4.500%, 09/01/2040	2,631	2,787
4.500%, 10/01/2040	140,381	148,900
4.000%, 02/01/2041	161,547	167,298
4.000%, 03/01/2041	431,718	446,960
5.000%, 04/01/2041	63,548	68,425
4.000%, 05/01/2041	318,139	329,382
4.500%, 07/01/2041	93,617	99,068
4.500%, 09/01/2041	196,879	208,576
4.000%, 10/01/2041	74,030	75,806
4.500%, 10/01/2041	128,125	135,742
4.500%, 10/01/2041	16,942	17,953
4.500%, 11/01/2041	52,989	56,144
4.000%, 03/01/2042	65,698	68,036
4.000%, 03/01/2042	336,598	348,500
4.000%, 09/01/2042	101,944	105,498
3.500%, 02/01/2043	72,136	72,210
3.500%, 04/01/2043	49,602	49,676
3.500%, 08/01/2043	139,844	140,008
Fannie Mae REMICS
2011-127, 5.500%, 12/25/2026	139,841	11,493
2008-2, 5.000%, 07/25/2037	46,400	49,940
2012-11, 5.816%, 05/25/2040	646,014	87,428
2012-128, 5.724%, 11/25/2042	181,918	152,774
2012-137, 5.175%, 12/25/2042	72,217	60,058
2012-150, 5.724%, 01/25/2043	179,725	152,873
2013-93 WA, 3.000%, 08/25/2043	255,000	259,462
2013-93 MP, 3.000%, 08/25/2043	365,000	371,387
2013-93 PM, 3.000%, 08/25/2043	375,000	382,971
Federal Farm Credit Banks
1.460%, 11/19/2019	120,000	113,310
Federal Home Loan Banks
5.500%, 07/15/2036	70,000	83,706

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2013 (Continued)

	Principal Amount	Value
Federal Home Loan Mortgage Corp.
1.140%, 10/15/2018	$1,020,000	$970,156
Federal National Mortgage Association
1.500%, 10/23/2019	85,000	80,668
1.550%, 10/29/2019	780,000	742,818
1.600%, 12/24/2020	210,000	194,872
2.630%, 10/10/2024	1,385,000	1,211,954
Freddie Mac
4.000%, 09/15/2040	1,065,000	1,098,281
3.000%, 09/15/2042	1,955,000	1,870,080
3.500%, 09/15/2042	3,705,000	3,693,856
Freddie Mac Gold Pool
5.000%, 04/01/2023	4,693	5,065
3.500%, 09/01/2026	111,744	116,781
3.500%, 09/01/2026	104,664	109,491
5.500%, 12/01/2027	19,951	21,560
5.000%, 02/01/2035	12,205	13,110
5.500%, 05/01/2035	104,675	112,943
5.000%, 08/01/2035	9,890	10,585
5.500%, 09/01/2037	4,395	4,733
5.500%, 10/01/2037	6,107	6,577
5.500%, 02/01/2038	7,741	8,336
5.500%, 02/01/2038	59,584	64,167
5.500%, 07/01/2038	45,807	49,330
5.500%, 07/01/2038	20,818	22,419
5.500%, 09/01/2038	87,857	94,614
5.500%, 10/01/2038	39,532	42,573
6.000%, 10/01/2038	17,295	18,828
4.000%, 11/01/2040	38,669	39,891
4.000%, 01/01/2041	216,406	223,322
4.000%, 02/01/2041	339,169	349,887
4.500%, 04/01/2041	74,898	79,034
4.500%, 05/01/2041	37,927	40,021
5.000%, 05/01/2041	52,382	56,476
4.500%, 07/01/2041	151,119	159,464
4.500%, 07/01/2041	126,498	133,483
4.000%, 10/01/2041	140,061	144,513
4.000%, 10/01/2041	63,597	65,638
4.000%, 12/01/2041	477,098	492,302
3.000%, 01/01/2043	175,646	168,312
3.500%, 08/01/2043	99,954	99,804
3.500%, 08/01/2043	175,000	174,644
Freddie Mac Non Gold Pool
5.778%, 05/01/2036	122,114	129,522
5.548%, 11/01/2036	50,896	54,317
5.314%, 02/01/2037	81,691	86,883
Freddie Mac REMICS
375200.00%, 2.124%, 06/15/2015	335,828	8,142
376200.00%, 5.911%, 05/15/2025	129,963	17,969
417000.00%, 3.000%, 05/15/2032	449,241	57,584
417000.00%, 3.866%, 01/15/2033	359,398	279,695
379200.00%, 6.360%, 11/15/2040	1,182,347	156,132
419200.00%, 5.179%, 03/15/2043	236,477	184,514

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2013 (Continued)

	Principal Amount	Value
Ginnie Mae II Pool
5.000%, 05/20/2030	$44,285	$48,353
5.500%, 02/20/2034	76,024	84,427
4.000%, 05/20/2041	34,587	36,711
3.000%, 07/20/2041	62,522	64,044
4.000%, 07/20/2041	142,049	150,845
4.500%, 07/20/2041	40,797	43,634
4.500%, 10/15/2041	185,000	196,505
4.000%, 03/20/2042	38,702	40,437
2.000%, 01/20/2043	3,377,857	3,443,750
Government National Mortgage Association
2010-41, 4.500%, 06/20/2033	99,751	2,329
2012-65, 3.500%, 03/20/2036	131,506	138,478
2012-07, 3.500%, 04/20/2036	91,792	96,262
2011-35, 4.500%, 12/16/2037	208,739	17,043
2010-84, 4.500%, 11/20/2038	215,000	233,284
2009-44, 1.289%, 06/16/2039	54,758	56,115
2011-71, 4.500%, 06/20/2039	416,450	49,281
2012-53, 1.085%, 03/16/2047	2,333,769	165,542
2013-63, 0.773%, 09/16/2051	2,102,952	148,389
2012-70, 0.961%, 08/16/2052	853,411	57,206
2012-135, 1.042%, 01/16/2053	2,528,616	212,182
2012-107, 0.700%, 12/16/2053	1,849,338	122,932
2013-17, 0.989%, 06/16/2054	372,737	26,100
2012-132, 1.140%, 06/16/2054	251,171	19,065

Total U.S. Government Agency Issues (Cost $41,943,658)		41,338,201

U.S. Government Note/Bond—15.91%
U.S. Treasury Notes/Bonds
0.250%, 02/28/2014	150,000	150,144
0.250%, 04/15/2016	505,000	500,206
0.750%, 10/31/2017	150,000	146,555
0.750%, 12/31/2017	220,000	214,173
3.625%, 08/15/2019	1,260,000	1,383,293
1.750%, 05/15/2023	6,365,000	5,821,989
6.250%, 08/15/2023	220,000	288,441
5.500%, 08/15/2028	70,000	88,851
4.500%, 02/15/2036	330,000	381,150
U.S. Treasury Inflation Indexed Bonds
0.500%, 04/15/2015	1,179,841	1,208,645
0.125%, 04/15/2016	327,940	336,305
0.125%, 04/15/2017	1,927,613	1,976,782
2.375%, 01/15/2025	123,877	145,372
2.000%, 01/15/2026	794,124	900,772
3.875%, 04/15/2029	78,122	110,250
U.S. Treasury Notes
0.250%, 06/30/2014	7,000,000	7,006,972
0.625%, 07/15/2016	180,000	179,487
1.375%, 06/30/2018	1,030,000	1,021,551
2.500%, 08/15/2023	930,000	910,020

Total U.S. Government Note/Bond (Cost $23,054,706)		22,770,958

U.S. Treasury Bill—4.19%
0.091%, 03/06/2014(b)	6,000,000	5,998,392

Total U.S. Treasury Bill (Cost $5,997,210)		5,998,392

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2013 (Continued)

	Shares	Value
Exchange Traded Funds—20.09%
iShares Barclays Intermediate Credit Bond Fund	55,263	$5,924,194
iShares Barclays MBS Bond Fund	65,228	6,800,019
iShares Core Total US Bond Market ETF	39,808	4,228,008
iShares iBoxx Investment Grade Corporate Bond Fund	62,106	7,021,083
SPDR Barclays Capital High Yield Bond ETF	107,109	4,249,014
WisdomTree Emerging Markets Local Debt Fund	11,858	538,946

Total Exchange Traded Funds (Cost $29,178,923)		28,761,264

Money Market Funds—7.45%
AIM STIT—Treasury Portfolio	2,770,000	2,770,000
Fidelity Institutional Money Market Funds—Government Portfolio	3,857,655	3,857,655
First American Government Obligations Fund	2,770,000	2,770,000
First American Treasury Obligations Fund	1,264,039	1,264,039

Total Money Market Funds (Cost $10,661,694)		10,661,694

Total Investments (Cost $164,737,285)—113.53%		162,527,453
Liabilities in Excess of Other Assets—(13.53)%		(19,365,710)

Total Net Assets—100.00%		$143,161,743

Percentages are stated as a percent of net assets.

(a)	Securities defined as Rule 144(a) under the Securities Act of 1933. Such securities are deemed to be liquid, using procedures established by the Board of Trustees.
(b)	Rate shown is the effective yield based on the purchase price. The calculation assumes the security is held to maturity.

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Open Futures Contracts

August 31, 2013

Description	Number of Contracts Sold	Settlement Month	Unrealized Appreciation (Depreciation)
Euro Bund Future	3	Sep. 2013	$11,812
U.S. 10 Year Note Future	67	Dec. 2013	(4,539)
U.S. 5 Year Note Future	24	Dec. 2013	2,742

Total Futures Contracts Sold			$10,015

Canadian 10 Year Bond Future	4	Dec. 2013	$5,950
Long Gilt Future Dec13	3	Dec. 2013	(1,445)
U.S. 2 Year Note Future	17	Dec. 2013	1,566
U.S. Long Bond Future	5	Dec. 2013	617
U.S. Ultra Long Bond Future	4	Dec. 2013	6,878

Total Futures Contracts Purchased			$13,566

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2013

	Shares	Value
Common Stocks—75.74%
Accommodation—0.45%
Marriott International, Inc.	13,100	$523,869
Starwood Hotels & Resorts Worldwide, Inc.	1,900	121,486
Wyndham Worldwide Corp.	3,150	186,984

		832,339

Administration of Human Resource Programs—0.09%
WageWorks, Inc.(a)	4,105	171,343

Administrative and Support Services—1.10%
Cross Country Healthcare, Inc.(a)	18,235	103,028
Dun & Bradstreet Corp.	2,550	253,674
Experian PLC—ADR	27,105	472,177
Kforce, Inc.	20,140	327,678
Liquidity Services, Inc.(a)	5,575	165,243
NeuStar, Inc.(a)	2,450	123,823
Proofpoint, Inc.(a)	12,325	355,083
WNS Holdings Ltd.—ADR(a)	12,700	256,921

		2,057,627

Air Transportation—0.23%
Bristow Group, Inc.	2,140	140,598
XPO Logistics, Inc.(a)	12,010	275,750

		416,348

Ambulatory Health Care Services—0.20%
Air Methods Corp.	9,105	372,577

Amusement, Gambling, and Recreation Industries—0.32%
Las Vegas Sands Corp.	6,530	367,966
Walt Disney Co.	3,700	225,071

		593,037

Apparel Manufacturing—0.26%
G-III Apparel Group Ltd.(a)	6,410	293,642
Perry Ellis International, Inc.	10,435	191,169

		484,811

Beverage and Tobacco Product Manufacturing—2.07%
Altria Group, Inc.	11,600	393,008
Coca-Cola Co.	8,300	316,894
Coca-Cola Enterprises, Inc.	3,600	134,640
PepsiCo, Inc.	19,937	1,589,577
Pernod-Ricard SA—ADR	22,265	513,698
Philip Morris International, Inc.	10,840	904,490

		3,852,307

Broadcasting (except Internet)—1.09%
CBS Corp.	6,581	336,289
Comcast Corp.	12,427	523,052
DIRECTV(a)	5,964	346,986
Liberty Interactive Corp.(a)	21,401	483,235
Sirius XM Radio, Inc.	92,550	331,329

		2,020,891

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2013 (Continued)

	Shares	Value
Building Material and Garden Equipment and Supplies Dealers—0.69%
Home Depot, Inc.	7,700	$573,573
Lowe’s Cos., Inc.	12,780	585,580
Titan Machinery, Inc.(a)	7,220	126,783

		1,285,936

Chemical Manufacturing—8.39%
Abbott Laboratories	8,900	296,637
Acorda Therapeutics, Inc.(a)	8,310	280,795
Agrium, Inc.(b)	2,550	218,739
Allergan, Inc.	5,800	512,604
Amgen, Inc.	2,600	283,244
Arkema SA—ADR	5,995	603,757
Auxilium Pharmaceuticals, Inc.(a)	9,675	168,829
Axiall Corp.	6,470	258,994
Bayer A G—ADR	3,450	383,192
Bristol-Myers Squibb Co.	10,418	434,326
Cabot Corp.	4,585	183,355
CF Industries Holdings, Inc.	1,850	352,129
Chemtura Corp.(a)	10,100	221,392
El du Pont de Nemours & Co.	9,010	510,146
Eli Lilly & Co.	8,315	427,391
Forest Laboratories, Inc.(a)	11,051	469,999
Incyte Corp. Ltd.(a)	7,280	246,719
Innophos Holdings, Inc.	3,655	178,985
InterMune, Inc.(a)	16,305	232,998
L’Oreal SA—ADR	21,100	704,613
Merck & Co., Inc.	17,336	819,819
Monsanto Co.	6,200	606,918
Nektar Therapeutics(a)	14,730	179,411
Novartis AG—ADR	10,460	763,371
Pfizer, Inc.	40,188	1,133,703
Prestige Brands Holdings, Inc.(a)	8,780	285,087
Procter & Gamble Co.	5,607	436,729
Quidel Corp.(a)	9,970	264,404
Roche Holding AG—ADR	21,315	1,327,072
Salix Pharmaceuticals, Inc.(a)	3,700	247,678
Sanofi—ADR	28,317	1,352,987
SHFL Entertainment, Inc.(a)	10,085	229,635
Spectrum Pharmaceuticals, Inc.	18,635	142,744
Stepan Co.	2,895	163,394
United Therapeutics Corp.(a)	5,620	398,514
West Pharmaceutical Services, Inc.	4,345	321,313

		15,641,623

Clothing and Clothing Accessories Stores—1.40%
American Eagle Outfitters, Inc.	6,350	91,885
Dillard’s, Inc.	3,480	265,385
Express, Inc.(a)	10,100	211,999
Francesca’s Holdings Corp.(a)	10,825	261,099
Gap, Inc.	4,700	190,068
Hanesbrands, Inc.	10,150	603,722
Jos A Bank Clothiers, Inc.(a)	5,715	227,343
TJX Cos., Inc.	14,300	753,895

		2,605,396

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2013 (Continued)

	Shares	Value
Computer and Electronic Product Manufacturing—7.82%
Agilent Technologies, Inc.	11,650	$543,356
Amkor Technology, Inc.(a)	40,570	162,686
Apple, Inc.	4,194	2,042,687
Applied Micro Circuits Corp.(a)	26,310	283,096
Cepheid, Inc.(a)	4,550	162,799
Cirrus Logic, Inc.(a)	8,990	202,275
Cisco Systems, Inc.	30,035	700,116
Danaher Corp.	6,100	399,672
EMC Corp.	33,839	872,369
FARO Technologies, Inc.(a)	7,095	263,437
Harris Corp.	4,650	263,330
International Business Machines Corp.	7,655	1,395,277
LSI Corp.(a)	31,860	236,083
Materion Corp.	6,885	202,419
Mettler-Toledo International, Inc.(a)	2,350	517,541
Mindray Medical International Ltd.—ADR	10,195	396,586
Motorola Solutions, Inc.	9,708	543,745
NETGEAR, Inc.(a)	5,050	146,147
Northrop Grumman Corp.	13,015	1,200,893
Plantronics, Inc.	4,845	209,304
QUALCOMM, Inc.	2,040	135,211
ResMed, Inc.	6,160	290,998
Rofin-Sinar Technologies, Inc.(a)	8,955	201,398
SanDisk Corp.(a)	6,450	355,911
Seagate Technology PLC(b)	6,800	260,576
Semtech Corp. (a)	10,575	314,289
Sonova Holding AG—ADR	16,940	373,866
St. Jude Medical, Inc.	6,940	349,845
Telefonaktiebolaget LM Ericsson—ADR	54,255	639,124
Texas Instruments, Inc.	14,348	548,093
Toshiba Corp.—ADR	13,420	316,846

		14,529,975

Construction of Buildings—0.16%
Pulte Group, Inc.(a)	19,250	296,258

Couriers and Messengers—0.29%
United Parcel Service, Inc.	6,245	534,447

Credit Intermediation and Related Activities—7.19%
American Express Co.	2,500	179,775
Ameriprise Financial, Inc.	7,696	663,009
Bank of America Corp.	52,887	746,764
Bank of Nova Scotia(b)	6,455	358,253
BBCN Bancorp, Inc.	15,090	201,602
Capital Bank Financial Corp.(a)	11,045	218,139
Cielo SA—ADR	11,966	293,287
Citigroup, Inc.	12,470	602,675
Discover Financial Services	10,762	508,505
Fifth Third Bancorp	22,659	414,433
Flushing Financial Corp.	12,530	224,287
Grupo Financiero Banorte SAB de CV—ADR	9,670	297,914
ICICI Bank Ltd.—ADR	8,845	230,147
Independent Bank Corp.	6,490	230,460
Industrial & Commercial Bank of China Ltd.—ADR	38,305	497,965

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2013 (Continued)

	Shares	Value
JPMorgan Chase & Co.	19,090	$964,617
Julius Baer Group Ltd—ADR	20,990	184,376
Nordea Bank AB—ADR	65,735	768,442
PNC Financial Services Group, Inc.	7,895	570,572
Prosperity Bancshares, Inc.	5,440	325,312
Regions Financial Corp.	42,850	402,790
Sberbank of Russia—ADR(a)	43,105	453,465
SLM Corp.	8,000	191,920
State Street Corp.	12,931	862,755
Susquehanna Bancshares, Inc.	20,250	255,353
Texas Capital Bancshares, Inc.(a)	2,880	126,950
Turkiye Garanti Bankasi AS—ADR	73,990	254,156
U.S. Bancorp	9,803	354,182
UBS AG(b)	9,745	188,079
United Overseas Bank Ltd.—ADR	11,060	343,192
Visa, Inc.	940	163,955
Webster Financial Corp.	10,310	272,803
Wells Fargo & Co.	20,938	860,133
Western Alliance Bancorp(a)	9,765	159,853

		13,370,120

Data Processing, Hosting and Related Services—0.87%
AOL, Inc.	11,030	363,218
ExlService Holdings, Inc.(a)	4,220	114,404
Fiserv, Inc.(a)	4,735	455,839
InterXion Holding NV(a)(b)	8,830	211,302
Total System Services, Inc.	9,000	249,030
Trulia, Inc.(a)	5,410	224,623

		1,618,416

Educational Services—0.07%
Greenway Medical Technologies(a)	8,920	121,490

Electrical Equipment, Appliance, and Component Manufacturing—0.53%
Schneider Electric SA—ADR	64,350	981,659

Fabricated Metal Product Manufacturing—0.21%
Ball Corp.	3,250	144,365
Chart Industries, Inc.(a)	585	66,795
Lincoln Electric Holdings, Inc.	2,600	162,578

		373,738

Food and Beverage Stores—0.92%
Casey’s General Stores, Inc.	5,290	348,823
Koninklijke Ahold NV—ADR	49,165	786,640
Kroger Co.	15,560	569,496

		1,704,959

Food Manufacturing—2.35%
Givaudan SA—ADR	34,825	931,916
Green Mountain Coffee Roasters Inc.(a)	4,450	384,080
Hillshire Brands Co.	12,050	389,336
Ingredion, Inc.	2,300	144,762
J&J Snack Foods Corp.	2,835	218,068
Mondelez International, Inc.	15,408	472,563
Nestle SA—ADR	8,640	565,488

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2013 (Continued)

	Shares	Value
SABMiller PLC—ADR	11,620	$555,901
Unilever NV—ADR	18,670	702,552

		4,364,666

Food Services and Drinking Places—1.02%
AFC Enterprises, Inc.(a)	7,785	318,796
Buffalo Wild Wings, Inc.(a)	2,435	253,021
CEC Entertainment, Inc.	2,245	90,855
Cheesecake Factory, Inc.	5,045	210,730
Jack in the Box, Inc.(a)	6,745	266,360
Sodexo—ADR	8,705	766,910

		1,906,672

Funds, Trusts, and Other Financial Vehicles—0.22%
Greenhill & Co, Inc.	3,600	170,604
WellCare Health Plans, Inc.(a)	3,815	242,901

		413,505

Furniture and Home Furnishings Stores—0.10%
Bed Bath & Beyond, Inc.(a)	2,450	180,663

Gasoline Stations—0.19%
Susser Holdings Corp.(a)	7,260	346,375

General Merchandise Stores—1.58%
Costco Wholesale Corp.	2,165	242,199
Family Dollar Stores, Inc.	8,129	578,704
O’Reilly Automotive, Inc.(a)	5,300	650,362
Target Corp.	14,225	900,584
Wal-Mart Stores, Inc.	8,009	584,497

		2,956,346

Health and Personal Care Stores—0.51%
CVS Caremark Corp.	16,348	949,001

Heavy and Civil Engineering Construction—0.39%
Fluor Corp.	5,050	320,321
Granite Construction, Inc.	6,500	184,080
MYR Group, Inc.(a)	9,845	215,802

		720,203

Hospitals—0.18%
HCA Holdings, Inc.	8,895	339,700

Insurance Carriers and Related Activities—2.24%
American International Group, Inc.(a)	9,942	461,905
AMERISAFE, Inc.	4,465	145,514
Aon PLC(b)	7,570	502,497
Maiden Holdings Ltd.(b)	16,345	213,793
MetLife, Inc.	13,798	637,330
Primerica, Inc.	6,755	250,813
Travelers Companies, Inc.	5,371	429,143
United Fire Group, Inc.	6,220	178,452
UnitedHealth Group, Inc.	8,260	592,572
Unum Group	18,740	553,392
Validus Holdings Ltd.(b)	5,950	205,930

		4,171,341

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2013 (Continued)

	Shares	Value
Leather and Allied Product Manufacturing—0.39%
Iconix Brand Group, Inc.(a)	9,460	$310,477
Steven Madden Ltd.(a)	7,810	421,740

		732,217

Machinery Manufacturing—3.06%
ASML Holding NV—ADR	5,620	489,276
Barnes Group, Inc.	8,715	272,518
Canon, Inc.—ADR	9,455	282,705
Columbus McKinnon Corp.(a)	9,910	212,074
Deere & Co.	4,229	353,714
Dover Corp.	4,755	404,413
ESCO Technologies, Inc.	4,865	149,112
Esterline Technologies Corp.(a)	1,675	127,786
FANUC Corporation—ADR(a)	29,985	758,021
General Electric Co.	26,573	614,899
Illinois Tool Works, Inc.	8,222	587,626
Ingersoll-Rand PLC(b)	4,650	275,001
Kadant, Inc.	7,850	243,900
Lam Research Corp.(a)	4,850	226,350
Pall Corp.	5,300	366,442
Volksbank Stemweder Berg	14,852	346,349

		5,710,186

Management of Companies and Enterprises—1.16%
American Equity Investment Life Holding Co.	16,180	320,526
Bryn Mawr Bank Corp.	2,780	70,084
Bunzl PLC—ADR	8,040	847,094
Cardinal Financial Corp.	14,815	243,559
City Holding Co.	6,120	250,002
Dime Community Bancshares, Inc.	11,650	185,468
Park National Corp.	3,180	241,966

		2,158,699

Merchant Wholesalers, Durable Goods—1.14%
Anixter International, Inc.(a)	3,450	288,282
Applied Industrial Technologies, Inc.	7,020	334,292
Boise Cascade Co.(a)	4,315	99,677
Cameron International Corp.(a)	3,900	221,481
Covidien PLC(b)	7,656	454,766
Safran SA—ADR	6,970	385,092
United Stationers, Inc.	8,115	322,490

		2,106,080

Merchant Wholesalers, Nondurable Goods—0.26%
Acuity Brands, Inc.	3,295	281,723
Nu Skin Enterprises, Inc.	2,500	209,275

		490,998

Mining (except Oil and Gas)—0.91%
CONSOL Energy, Inc.	8,570	267,641
New Gold, Inc.(a)(b)	56,285	379,361
Silver Wheaton Corp.(b)	17,265	454,933
US Silica Holdings, Inc.	8,385	197,048
Vulcan Materials Co.	8,231	393,441

		1,692,424

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2013 (Continued)

	Shares	Value
Miscellaneous Manufacturing—1.08%
Align Technology, Inc.(a)	8,995	$391,732
Baxter International, Inc.	7,548	525,038
Cie Financiere Richemont SA—ADR	38,980	368,361
CONMED Corp.	7,310	227,268
CryoLife, Inc.	17,650	107,136
Haemonetics Corp.(a)	6,455	257,232
Merit Medical Systems, Inc.(a)	10,180	130,304

		2,007,071

Motion Picture and Sound Recording Industries—0.34%
Corus Entertainment, Inc.(b)	17,285	414,321
inContact, Inc.(a)	28,550	232,112

		646,433

Oil and Gas Extraction—2.72%
Akzo Nobel NV—ADR	28,450	558,474
BASF SE—ADR	4,825	421,705
Bonanza Creek Energy, Inc.(a)	7,090	281,473
Carrizo Oil & Gas, Inc.(a)	8,115	278,020
Cenovus Energy, Inc.(b)	9,845	282,945
CNOOC Ltd.—ADR	1,670	334,835
Diamondback Energy, Inc.(a)	2,745	110,459
EOG Resources, Inc.	4,065	638,408
Hess Corp.	7,054	527,992
Jones Energy, Inc.(a)	7,240	107,514
Kodiak Oil & Gas Corp.(a)(b)	26,375	263,486
Noble Energy, Inc.	9,370	575,599
Oasis Petroleum Inc.(a)	3,900	152,880
Rosetta Resources, Inc.(a)	5,055	235,209
Tullow Oil PLC—ADR	37,605	292,191

		5,061,190

Other Information Services—1.00%
Baidu, Inc.—ADR(a)	2,360	319,851
Brightcove, Inc.(a)	21,385	199,950
Facebook, Inc.(a)	6,100	251,808
Google, Inc.(a)	1,288	1,090,807

		1,862,416

Paper Manufacturing—1.02%
Boise, Inc.	23,055	197,120
Kimberly-Clark Corp.	2,000	186,960
Neenah Paper, Inc.	7,265	265,899
Sealed Air Corp.	19,747	560,814
Svenska Cellulosa AB—ADR	15,145	369,387
Unicharm Corp.—ADR(a)	31,035	321,833

		1,902,013

Personal and Laundry Services—0.16%
Shutterfly, Inc.(a)	5,595	290,716

Petroleum and Coal Products Manufacturing—1.82%
Chevron Corp.	10,162	1,223,809
ConocoPhillips	2,125	140,888
Exxon Mobil Corp.	12,498	1,089,325

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2013 (Continued)

	Shares	Value
HollyFrontier Corp.	5,510	$245,085
Marathon Petroleum Corp.	6,050	438,686
Phillips 66	1,850	105,635
Valero Energy Corp.	4,150	147,450

		3,390,878

Pipeline Transportation—0.11%
Enbridge, Inc.(b)	5,100	208,845

Plastics and Rubber Products Manufacturing—0.29%
Cooper Tire & Rubber Co.	4,775	152,466
Nokian Renkaat OYJ—ADR	16,565	385,302

		537,768

Primary Metal Manufacturing—0.13%
Kaiser Aluminum Corp.	3,455	238,810

Professional, Scientific, and Technical Services—3.72%
Accenture PLC(b)	3,380	244,205
Celgene Corp.(a)	6,250	874,875
FTI Consulting, Inc.(a)	7,945	265,681
Icon PLC(a)(b)	7,830	286,108
Jardine Matheson Holdings Ltd.—ADR	11,695	613,754
KEYW Holding Corp.(a)	23,480	270,959
Mastercard, Inc.	1,155	700,022
Moody’s Corp.	6,135	389,941
National CineMedia, Inc.	10,800	194,184
Omnicom Group, Inc.	8,314	504,244
Publicis Groupe SA—ADR	24,515	457,205
SGS SA—ADR	38,730	877,622
Synaptics, Inc.(a)	6,035	233,313
TeleTech Holdings, Inc.(a)	11,735	287,155
Tetra Tech, Inc.(a)	8,405	191,466
ValueClick, Inc.(a)	5,990	126,748
VeriSign, Inc.(a)	8,450	405,516

		6,922,998

Publishing Industries (except Internet)—3.52%
Accelrys, Inc.(a)	23,955	216,553
Brocade Communications Systems, Inc.(a)	32,000	236,800
ChanneAdvisor Corp.(a)	4,680	143,302
Check Point Software Technologies Ltd.(a)(b)	14,770	828,154
EPAM Systems, Inc.(a)	5,555	177,649
Intuit, Inc.	8,600	546,358
Microsoft Corp.	49,588	1,656,238
Oracle Corp.	37,527	1,195,610
Reed Elsevier PLC—ADR	16,290	798,536
SAP AG—ADR	6,900	509,358
SS&C Technologies Holdings, Inc.(a)	6,225	220,303

		6,528,861

Rail Transportation—0.60%
Norfolk Southern Corp.	6,615	477,338
Union Pacific Corp.	4,310	661,758

		1,139,096

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2013 (Continued)

	Shares	Value
Rental and Leasing Services—0.43%
Brambles Ltd.—ADR	28,710	$447,933
Hertz Global Holdings, Inc.(a)	8,000	192,240
McGrath RentCorp.	4,975	164,573

		804,746

Securities, Commodity Contracts, and Other Financial Investments and Related Activities—1.07%
Deutsche Boerse AG—ADR	68,370	474,488
Evercore Partners, Inc.	4,550	202,885
Franklin Resources, Inc.	10,550	486,988
ICAP PLC—ADR	20,240	229,522
Legg Mason, Inc.	10,454	339,964
Stifel Financial Corp.(a)	6,145	245,923

		1,979,770

Support Activities for Mining—0.62%
C&J Energy Services, Inc.(a)	7,165	147,097
Pioneer Energy Services Corp.(a)	22,240	150,342
Schlumberger Ltd.(b)	6,605	534,610
Transocean Ltd.(b)	6,949	313,608

		1,145,657

Telecommunications—2.96%
AT&T, Inc.	11,485	388,538
Atlantic Tele-Network, Inc.	3,250	153,530
China Mobile Ltd.—ADR	14,185	765,564
Eutelsat Communications SA—ADR(a)	65,445	488,220
j2 Global, Inc.	6,435	316,859
RigNet, Inc.(a)	9,210	334,415
Softbank Corp.—ADR(a)	19,490	606,139
Verizon Communications, Inc.	17,684	837,868
Viacom, Inc.	14,040	1,117,022
Vodafone Group PLC—ADR	15,539	502,687

		5,510,842

Transportation Equipment Manufacturing—1.89%
Boeing Co.	2,100	218,232
Daihatsu Motor Co. Ltd.—ADR(a)	9,445	350,693
Eaton Corp PLC(b)	8,083	511,815
General Motors Co.(a)	13,954	475,552
Honeywell International, Inc.	5,510	438,431
Tenneco, Inc.(a)	7,230	333,520
Toyota Motor Corp.—ADR	7,945	959,677
Visteon Corp.(a)	3,150	225,572

		3,513,492

Truck Transportation—0.12%
Roadrunner Transportation Services Holding, Inc.(a)	8,125	220,350

Utilities—1.68%
Aqua America, Inc.	5,450	165,517
Calpine Corp.(a)	20,239	391,220
Cleco Corp.	5,905	266,670
FirstEnergy Corp.	10,498	393,360
Linde AG—ADR	51,105	979,683
NextEra Energy, Inc.	5,387	432,898

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2013 (Continued)

	Shares	Value
NorthWestern Corp.	4,405	$176,949
UIL Holdings Corp.	4,330	163,501
Wisconsin Energy Corp.	3,780	155,131

		3,124,929

Waste Management and Remediation Services—0.11%
US Ecology, Inc.	7,185	201,827

Wireless Telecommunications Carriers—0.26%
Partner Communications Co. Ltd.—ADR(a)	65,970	478,283

Wood Product Manufacturing—0.04%
Koppers Holdings, Inc.	1,830	70,949

Total Common Stocks (Cost $117,968,788)		140,892,313

Exchange-Traded Funds—19.02%
Guggenheim Frontier Markets ETF	45,901	712,384
iShares FTSE China 25 Index Fund	15,688	551,590
iShares MSCI EAFE Index Fund	180,898	10,703,735
iShares MSCI Italy Index Fund	54,637	712,466
iShares MSCI Spain Index Fund	28,644	873,069
iShares MSCI United Kingdom Index Fund	48,767	909,505
iShares Russell 1000 Value Index Fund	105,807	8,937,518
iShares Russell 2000 Index Fund	17,796	1,786,362
iShares S&P Global Energy Sector Index Fund	27,795	1,113,746
SPDR S&P Emerging Markets SmallCap ETF	53,220	2,279,945
Vanguard MSCI Emerging Markets ETF	9,285	350,230
Vanguard MSCI European ETF	35,168	1,794,975
Vanguard MSCI Pacific ETF	64,016	3,586,816
Vanguard Total Stock Market ETF	12,712	1,077,596

Total Exchange-Traded Funds (Cost $31,249,415)		35,389,937

Preferred Stocks—0.54%
Chemical Manufacturing—0.21%
Henkel AG & Co KGaA	4,050	393,701

Transportation Equipment Manufacturing—0.33%
Volkswagen AG	13,495	611,188

Total Preferred Stocks (Cost $1,008,104)		1,004,889

Real Estate Investment Trusts—1.50%
CBL & Associates Properties, Inc.	7,900	151,680
DCT Industrial Trust, Inc.	31,485	210,635
DuPont Fabros Technology, Inc.	11,160	254,336
EastGroup Properties, Inc.	3,710	208,502
EPR Properties	5,800	284,084
Kite Realty Group Trust	31,355	180,918
LaSalle Hotel Properties	11,355	301,249
Public Storage	1,630	248,852
Ramco-Gershenson Properties Trust	14,055	203,516
Sovran Self Storage, Inc.	3,770	249,838
Weyerhaeuser Co.	18,459	505,407

Total Real Estate Investment Trusts (Cost $2,431,894)		2,799,017

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2013 (Continued)

	Shares	Value
Money Market Funds—3.60%
AIM STIT—Treasury Portfolio	439,295	$439,295
Fidelity Institutional Money Market Funds—Government Portfolio	6,250,246	6,250,245

Total Money Market Funds (Cost $6,689,540)		6,689,540

Total Investments (Cost $159,347,741)—100.40%		186,775,696
Liabilities in Excess of Other Assets—(0.40)%		(739,981)

Total Net Assets—100.00%		$186,035,715

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

PMC Funds

August 31, 2013

Statements of Assets and Liabilities

	Core Fixed Income Fund	Diversified Equity Fund
Assets
Investments, at value(1)	$162,527,453	$186,775,696
Cash	4,991	3,131
Receivables:
Receivable for investments sold	4,943,459	1,186,984
Dividends, interest receivable	628,862	221,844
Cash collateral held at broker for futures contracts	335,915	—
Receivable for Fund shares sold	588,510	878,106
Other Assets	20,668	24,518

Total Assets	169,049,858	189,090,279

Liabilities
Payables:
Payable for investments purchased	25,349,229	1,924,991
Payable for Fund shares redeemed	355,995	862,648
Payable to affiliates	63,562	72,465
Payable to Adviser	26,191	119,116
Accrued distribution fee	34,869	19,476
Accrued expenses and other liabilities	58,269	55,868

Total Liabilities	25,888,115	3,054,564

Net Assets	$143,161,743	$186,035,715

Net assets consist of:
Paid-in capital	145,646,077	153,876,002
Accumulated net investment income	405,507	413,728
Accumulated net realized gain (loss)	(699,010)	4,318,078
Net unrealized appreciation (depreciation) on:
Investments	(2,209,832)	27,427,955
Futures contracts	23,581	—
Foreign currency translation	(4,580)	(48)

Net assets	143,161,743	186,035,715

Shares of beneficial interest outstanding (unlimited shares of $0.001 par value authorized)	8,802,930	8,556,493
Net asset value and redemption price per share	$16.26	$21.74

[1] Cost of Investments	$164,737,285	$159,347,741

The accompanying notes are an integral part of these financial statements.

PMC Funds

For the Year Ended August 31, 2013

Statements of Operations

	Core Fixed Income Fund	Diversified Equity Fund
Investment Income:
Interest	$2,147,732	$713
Dividend	798,990	3,032,927 (1)

	2,946,722	3,033,640

Expenses:
Management fees	1,047,624	1,384,550
Distribution fees	327,382	364,355
Fund accounting fees	108,319	77,957
Transfer agent fees and expenses	99,610	105,735
Fund administration fees	89,687	104,739
Custody fees	43,459	68,617
Federal and state registration fees	41,027	41,528
Audit and tax fees	30,539	28,511
Reports to shareholders	20,245	20,442
Chief Compliance Officer fees and expenses	14,502	18,387
Legal fees	8,170	13,564
Trustees’ fees and related expenses	6,158	6,158
Other expenses	7,636	7,942

Total expenses before waiver	1,844,358	2,242,485
Less waivers and reimbursements by Adviser (Note 4)	(534,706)	(201,976)

Net expenses	1,309,652	2,040,509

Net Investment Income	1,637,070	993,131

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(80,168)	5,451,579
Forward contracts closed	(17,825)	—
Futures contracts closed	(234,856)	—
Foreign currency translation	(3,237)	(119)

	(336,086)	5,451,460

Net change in unrealized appreciation (depreciation) on:
Investments	(5,547,440)	16,314,435
Futures contracts	35,197	—
Foreign currency translation	(5,063)	(42)

	(5,517,306)	16,314,393
Net gain (loss) on investments, futures and foreign currency translation	(5,853,392)	21,765,853

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,216,322)	$22,758,984

(1) Net of $128,206 in foreign withholding tax and ADR issuance fees.

The accompanying notes are an integral part of these financial statements.

PMC Funds

Statements of Changes in Net Assets

	Core Fixed Income Fund

	Year Ended August 31, 2013	Year Ended August 31, 2012
Operations:
Net investment income	$1,637,070	$1,654,157
Net realized gain (loss) on investments, futures and foreign currency	(336,086)	2,623,640
Net change in unrealized appreciation (depreciation)	(5,517,306)	1,096,814

Net increase (decrease) in net assets resulting from operations	(4,216,322)	5,374,611

Dividends and distributions to shareholders:
Net investment income	(1,602,927)	(1,531,700)
Net realized gains	(2,175,873)	(957,516)

Total dividends and distributions	(3,778,800)	(2,489,216)

Fund share transactions:
Shares sold	123,646,892	58,030,976
Shares issued to holders in reinvestment of dividends	3,609,666	2,323,953
Shares redeemed	(63,226,489)	(49,773,644)

Net increase	64,030,069	10,581,285

Net increase in net assets	56,034,947	13,466,680

Net Assets:
Beginning of year	87,126,796	73,660,116

End of year*	143,161,743	87,126,796

* Including accumulated net investment income of:	$405,507	$915,694

Change in shares outstanding:
Shares sold	7,289,587	3,465,317
Shares issued to holders in reinvestment of dividends	213,835	142,399
Shares redeemed	(3,769,272)	(2,973,353)

Net increase	3,734,150	634,363

The accompanying notes are an integral part of these financial statements.

PMC Funds

Statements of Changes in Net Assets

	Diversified Equity Fund

	Year Ended August 31, 2013	Year Ended August 31, 2012
Operations:
Net investment income	$993,131	$586,035
Net realized gain on investments and foreign currency translation	5,451,460	521,595
Net change in unrealized appreciation	16,314,393	6,406,280

Net increase in net assets resulting from operations	22,758,984	7,513,910

Dividends and distributions to shareholders:
Net investment income	(778,724)	(405,544)
Net realized gains	(739,404)	(2,363,784)

Total dividends and distributions	(1,518,128)	(2,769,328)

Fund share transactions:
Shares sold	113,938,066	43,070,790
Shares issued to holders in reinvestment of dividends	1,474,826	2,677,262
Shares redeemed	(40,846,009)	(24,408,291)

Net increase	74,566,883	21,339,761

Net increase in net assets	95,807,739	26,084,343

Net Assets:
Beginning of year	90,227,976	64,143,633

End of year*	186,035,715	90,227,976

* Including accumulated net investment income of:	$413,728	$186,448

Change in shares outstanding:
Shares sold	5,636,618	2,415,015
Shares issued to holders in reinvestment of dividends	75,826	158,044
Shares redeemed	(1,992,547)	(1,368,249)

Net increase	3,719,897	1,204,810

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009
Net asset value, beginning of period	$17.19	$16.61	$17.17	$16.62	$15.61

Income (loss) from investment operations:
Net investment income(1)	0.21	0.33	0.48	0.54	0.69
Net realized and unrealized gain (loss)	(0.64)	0.75	0.21	1.16	1.35

Total from investment operations	(0.43)	1.08	0.69	1.70	2.04

Less distributions paid:
Dividends from net investment income	(0.21)	(0.31)	(0.51)	(0.74)	(0.66)
Distributions from net realized gains	(0.29)	(0.19)	(0.74)	(0.41)	(0.40)

Total distributions paid	(0.50)	(0.50)	(1.25)	(1.15)	(1.06)

Paid-in capital from redemption fees (Note 2)	—	—	—	0.00 (2)	0.03

Net asset value, end of period	$16.26	$17.19	$16.61	$17.17	$16.62

Total return(4)	(2.58)%	6.70%	4.34%	10.79%	13.87%

Ratios/supplemental data
Net assets, end of period (000)	$143,162	$87,127	$73,660	$70,589	$59,957
Ratio of expenses to average net assets before waiver and reimbursements(5)	1.41%	1.48%	1.50%	1.49%	1.65%
Ratio of expenses to average net assets after waiver and reimbursements(5)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets before waiver and reimbursements(5)	0.84%	1.53%	2.43%	2.77%	3.76%
Ratio of net investment income to average net assets after waiver and reimbursements(5)	1.25%	2.01%	2.92%	3.26%	4.41%
Portfolio turnover rate(4)	233.8%	331.9%	327.1%	359.0%	403.0%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Period Ended August 31, 2009(1)
Net asset value, beginning of period	$18.66	$17.66	$15.34	$14.84	$15.04

Income (loss) from investment operations:
Net investment income (loss)(2)	0.15	0.14	0.09	0.08	(0.00	)(3)
Net realized and unrealized gain (loss)	3.15	1.54	2.82	0.52	(0.20)

Total from investment operations	3.30	1.68	2.91	0.60	(0.20)

Less distributions paid:
Dividends from net investment income	(0.11)	(0.10)	(0.08)	(0.03)	—
Distributions from net realized gains	(0.11)	(0.58)	(0.51)	(0.07)	—

Total distributions paid	(0.22)	(0.68)	(0.59)	(0.10)	—

Paid-in capital from redemption fees (Note 2)	—	—	—	0.00 (3)	—

Net asset value, end of period	$21.74	$18.66	$17.66	$15.34	$14.84

Total return(4)	17.83%	9.92%	18.87%	4.02%	(1.33)%

Ratios/supplemental data
Net assets, end of period (000)	$186,036	$90,228	$64,144	$45,416	$59,764
Ratio of expenses to average net assets before waiver and reimbursements(5)	1.54%	1.63%	1.70%	1.75%	16.85%
Ratio of expenses to average net assets after waiver and reimbursements(5)	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets before waiver and reimbursements(5)	0.56%	0.53%	0.17%	0.14%	(16.64)%
Ratio of net investment income (loss) to average net assets after waiver and reimbursements(5)	0.70%	0.76%	0.47%	0.49%	(1.19)%
Portfolio turnover rate(4)	39.0%	38.8%	65.3%	83.4%	0.7%

(1)	The Fund commenced operations on August 26, 2009.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

Notes to Financial Statements

August 31, 2013

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the PMC Funds (the “Funds”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the Core Fixed Income Fund is to provide current income consistent with low volatility of principal. The investment objective of the Diversified Equity Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Core Fixed Income Fund became effective and commenced operations on September 28, 2007. The Diversified Equity Fund became effective and commenced operations on August 26, 2009. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Envestnet Asset Management, Inc. (the “Adviser”), the Funds’ investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (a “Pricing Service”). If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade. If there was no sale on the applicable exchange or board of trade on such day, futures contracts are valued at the average of quoted bid and asked prices as of the close of such exchange or board of trade.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2013

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

The Funds have adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements requires the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

•	Level 1—Quoted prices in active markets for identical securities.
•	Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2013:

Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income Securities:
Asset Backed Securities	$—	$7,222,284	$—	$7,222,284
Corporate Bonds	—	24,070,396	—	24,070,396
Foreign Corporate Bonds	—	10,434,436	—	10,434,436
Foreign Government Agency Issues	—	1,929,821	—	1,929,821
Foreign Government Notes/Bonds	—	487,040	—	487,040
Mortgage Backed Securities	—	6,402,217	—	6,402,217
Municipal Bonds	—	2,450,750	—	2,450,750
U.S. Government Agency Issues	—	41,338,201	—	41,338,201
U.S. Government Note/Bond	—	22,770,958	—	22,770,958
U.S. Treasury Bill	—	5,998,392	—	5,998,392

Total Fixed Income Securities	—	123,104,495	—	123,104,495
Exchange-Traded Funds	28,761,264	—	—	28,761,264
Money Market Funds	—	10,661,694	—	10,661,694

Total Investments in Securities	$28,761,264	$133,766,189	$—	$162,527,453

Liabilities:
Futures Contracts*	$23,581	$—	$—	$23,581

*	Futures are derivative instruments reflected in the Schedule of Open Futures Contracts. This amount represents net unrealized appreciation of $29,565 and unrealized depreciation of $5,984.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2013

Diversified Equity Fund

	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$140,594,399	$297,914	$—	$140,892,313
Exchange-Traded Funds	35,389,937	—	—	35,389,937
Preferred Stocks	1,004,889	—	—	1,004,889
Real Estate Investment Trusts	2,799,017	—	—	2,799,017

Total Equity	179,788,242	297,914	—	180,086,156
Money Market Funds	—	6,689,540	—	6,689,540

Total Investments in Securities	$179,788,242	$6,987,454	$—	$186,775,696

During the year ended August 31, 2013, no securities were transferred into or out of Level 1 or 2 for a Fund.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) could result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. To the extent that such events are significant, a Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that a Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

The Funds held no Level 3 securities during the year ended August 31, 2013.

The Funds may use certain options, futures and forward contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

The Diversified Equity Fund did not hold derivative instruments during the year ended August 31, 2013.

Core Fixed Income Fund

The Fund invested in derivative instruments such as purchased options, written options, futures and forward contracts during the period.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2013

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of August 31, 2013:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Interest Rate Contracts—Futures	Assets—Unrealized appreciation*	$11,803	Assets—Unrealized depreciation*	$(4,539)
Foreign Exchange Contracts—Futures	Assets—Unrealized appreciation*	17,762	Assets—Unrealized depreciation*	(1,445)

Total		$29,565		$(5,984)

*	Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts. Only the current days variation margin is reflected in the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2013:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Forward	Total
Interest Rate Contracts	$(129,372)	$—	$(129,372)
Foreign Exchange Contracts	(105,484)	(17,825)	(123,309)

Total	$(234,856)	$(17,825)	$(252,681)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures		Total
Interest Rate Contracts	$(8,894)		$(8,894)
Foreign Exchange Contracts	$44,091		44,091

Total	$35,197		$35,197

(b)	Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2013

could affect the value of the Funds’ investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Funds’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)	Futures

The Funds may enter into futures contracts traded on domestic exchanges, including stock index futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. At August 31, 2013, the PMC Core Fixed Income Fund had cash and equivalents deposited as collateral with the broker for futures contracts of $351,676. The average monthly notional amount of futures during the period was as follows:

Long Futures	$15,047,677
Short Futures	$11,143,710

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Funds to counterparty credit risk. The Funds will not enter into these contracts unless they own either 1) an offsetting position in the securities or 2) cash and liquid assets with a value marked-to-market daily, sufficient to cover their potential obligations.

(d)	Options

The PMC Core Fixed Income Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund enters into written call options to hedge against changes in the value of equities. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income. Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities. In addition, the Fund enters into written put options to hedge against changes in the value of purchased put options.

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2013

writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium is deducted from the cost basis of the security purchased. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When purchasing options, the Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss. If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss.

During the year ended August 31, 2013 the Fund did not have any written or purchased option transactions.

(e)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(f)	Distributions to Shareholders

The Funds will distribute net investment income and net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(g)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(h)	Share Valuation

The NAV per share of the Funds are calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds no longer charge a redemption fee, therefore the offering and redemption price per share are equal to the Funds’ net asset value per share.

(i)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or other equitable means.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2013

(j)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid to shareholders were as follows:

Core Fixed Income Fund	Ordinary Income	Long-Term Capital Gains
Year Ended August 31, 2012	$2,109,081	$380,135
Year Ended August 31, 2013	3,037,081	741,719

Diversified Equity Fund	Ordinary Income	Long-Term Capital Gains
Year Ended August 31, 2012	$1,178,891	$1,590,437
Year Ended August 31, 2013	876,395	641,733

As of August 31, 2013, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Core Fixed Income Fund	Diversified Equity Fund
Cost basis of investments for federal income tax purposes	$164,859,062	$159,708,568

Gross tax unrealized appreciation	$1,387,889	$31,185,773
Gross tax unrealized depreciation	(3,719,501)	(4,118,645)

Net tax unrealized appreciation (depreciation)	$(2,331,612)	$27,067,128

Undistributed ordinary income	405,507	2,676,482
Undistributed long-term capital gain	—	2,416,151

Total distributable earnings	$405,507	$5,092,633
Other accumulated gain/(loss)	(558,229)	(48)

Total accumulated earnings/(loss)	$(2,484,334)	$32,159,713

The difference between book-basis and tax-basis cost is attributable primarily to the tax deferral of losses on wash sale adjustments.

At August 31, 2013, the PMC Core Fixed Income Fund deferred, on a tax basis, post-October capital losses of $565,461.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2013

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2013, the following table shows the reclassifications made:

	Core Fixed Income Fund	Diversified Equity Fund
Undistributed Net Investment Income (Loss)	$(544,330)	$12,873
Accumulated Net Realized Gain (Loss)	$221,320	$(391,499)
Paid-in Capital	$323,010	$378,626

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of August 31, 2013. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2013. At August 31, 2013, the fiscal years 2010 through 2013 remain open to examination in the Funds’ major tax jurisdictions.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 0.95% for the Diversified Equity Fund and 0.80% for the Core Fixed Income Fund of each Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fees and/or reimburse the Funds’ other expenses at least through December 29, 2014 to the extent necessary to ensure that the Funds’ total annual operating expenses (excluding front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connections with any merger or reorganizations, acquired fund fees and expenses, or extraordinary expenses such as litigation) do not exceed 1.00% for the Core Fixed Income Fund and 1.40% for Diversified Equity Fund (the “Expense Limitation Cap”) of each Fund’s average daily net assets.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	PMC Core Fixed Income Fund	PMC Diversified Equity Fund
August 31, 2014	$346,017	$184,569
August 31, 2015	390,413	179,973
August 31, 2016	534,706	201,976

Sub-advisory services are provided to the Funds, pursuant to agreements between the Adviser and the below listed sub-advisers. Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on each Fund’s average daily net assets.

Core Fixed Income Fund

Neuberger Berman Fixed Income LLC

Schroder Investment Management North America Inc.

William Blair & Company, L.L.C.

Diversified Equity Fund

Delaware Investments Fund Advisers

Loomis, Sayles & Company, L.P.

Mellon Capital Management Corporation

Neuberger Berman Management LLC

William Blair & Company, L.L.C.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2013

(5)	Distribution Plan

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes the Trust to pay Foreside Fund Services, LLC (the “Distributor”), the Funds’ principal distributor, a distribution fee of 0.25% of the Funds’ average daily net assets. During the year ended August 31, 2013, the Funds accrued expenses pursuant to the 12b-1 Plan as follows:

Core Fixed Income Fund	$327,382
Diversified Equity Fund	$364,355

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fees incurred for the period ended August 31, 2013, and owed as of August 31, 2013 are as follows:

	Incurred	Owed
PMC Core Fixed Income Fund	$89,687	$15,374
PMC Diversified Equity Fund	$104,739	$19,344

USBFS also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“US Bank), an affiliate of USBFS, serves as each Fund’s custodian. Fees incurred for the period ended August 31, 2013, and owed as of August 31, 2013 are as follows:

Fund Accounting	Incurred	Owed
PMC Core Fixed Income Fund	$108,319	$19,132
PMC Diversified Equity Fund	$77,957	$14,053

Transfer Agency	Incurred	Owed
PMC Core Fixed Income Fund	$99,610	$17,565
PMC Diversified Equity Fund	$105,735	$18,603

Custody	Incurred	Owed
PMC Core Fixed Income Fund	$43,459	$9,072
PMC Diversified Equity Fund	$68,617	$17,547

The Funds each have a line of credit with US Bank (see Note 8).

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank.

The Trust’s Chief Compliance Officer is also an employee of USBFS. Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the period ended August 31, 2013, and owed as of August 31, 2013 are as follows:

	Incurred	Owed
PMC Core Fixed Income Fund	$14,502	$2,419
PMC Diversified Equity Fund	$18,387	$2,918

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2013

(7)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the year ended August 31, 2013 are summarized below.

	PMC Core Fixed Income	PMC Diversified Equity
Purchases:
U.S. Government	$190,450,955	$—
Other	93,727,673	123,655,615

Sales
U.S. Government	$383,194,383	$—
Other	59,935,487	53,771,397

(8)	Line of Credit

At August 31, 2013, the Core Fixed Income Fund and Diversified Equity Fund each had a line of credit in the amount of $5,000,000, which both mature August 15, 2014. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Interest will be accrued at the prime rate. The credit facility is with the Funds’ custodian, US Bank. During the year ended August 31, 2013, the Core Fixed Income Fund borrowed on the line of credit on four days, with an average borrowing and interest rate on those days of $339,000 and 3.25%. Interest expense of $122 incurred during the fiscal period is included within other expenses on the Statement of Operations. The February 15, 2013 balance of $339,000 was the maximum amount of borrowings during the year for the Core Fixed Income Fund. During the year ended August 31, 2013, the Diversified Equity Fund borrowed on the line of credit on six days, with an average borrowing and interest rate on those days of $221,000 and 3.25%. Interest expense of $120 incurred during the fiscal period is included within other expenses on the Statement of Operations. The April 19, 2013 balance of $283,000 was the maximum amount of borrowings during the year for the Diversified Equity Fund.

(9)	Recent Accounting Pronouncement

In January 2013, the FASB issued ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” in GAAP and International Reporting Financial Standards (“IFRS”). ASU No. 2013-01 clarifies ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities to increase comparability and reduce presentation differences between financial statements prepared in accordance with GAAP and financial statements prepared in accordance with IFRS. This requires increased disclosure about derivative instruments that are offset in a reporting entity’s Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement (“MNA”). Specifically, the ASU requires reporting entities to present separately for assets and liabilities: a) the gross amounts of those recognized assets and recognized liabilities; b) the amounts offset to determine the net amounts presented in the Statement of Assets and Liabilities; c) the net amount presented in the Statement of Assets and Liabilities; d) the amounts subject to an enforceable MNA not included in (b); and e) the net amount after deducting the amounts from (d) and (c). The effective date of the ASU is for interim and annual periods beginning on or after January 1, 2013. There is no impact of the ASU on the financial statements of the Funds for the year ended August 31, 2013.

Report of Independent Registered Public Accounting Firm

To the Shareholders of PMC Diversified Equity Fund

and PMC Core Fixed Income Fund

and the Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the PMC Diversified Equity Fund and PMC Core Fixed Income Fund (the “Funds”), each portfolios of the diversified series constituting Trust for Professional Managers, as of August 31, 2013, and the related statements of operations, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2013, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

October 30, 2013

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person at a meeting held on August 23, 2013 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the PMC Core Fixed Income Fund (the “Core Fixed Income Fund”) and the PMC Diversified Equity Fund (the “Diversified Equity Fund”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Envestnet Asset Management, Inc., the Funds’ investment adviser (the “Adviser”). The Trustees also met at a prior meeting held on June 20, 2013 (the “June 20, 2013 Meeting”) to review materials related to the renewal of the Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2014.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted to the Funds’ affairs by the Adviser’s staff. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, including its recommendations with respect to the hiring, termination or replacement of each of the Fund’s sub-advisers and its oversight of investment strategies implemented by each of the Funds’ sub-advisers. The Trustees also considered the qualifications of key personnel at the Adviser involved in the day-to-day activities of the Funds, including Brandon R. Thomas, who serves as the portfolio manager for the segment of each Fund’s assets managed by the Adviser. The Trustees reviewed information provided by the Adviser in a due diligence summary, including a summary detailing the key features of the Adviser’s compliance program, and the Adviser’s marketing activity and goals and its continuing commitment to the growth of the Funds’ assets. The Trustees noted that during the course of the prior year they had met with representatives of the Adviser in person to discuss the Funds’ performance and outlook, along with the marketing and compliance efforts made by the Adviser. The Trustees discussed in detail the Adviser’s handling of compliance matters including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program and oversight of the compliance programs of the Funds’ sub-advisers. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and managing the Funds under the “manager of managers” structure and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2. INVESTMENT PERFORMANCE OF THE FUNDS AND ENVESTNET

The Trustees discussed the performance of the Core Fixed Income Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2013. The Trustees also discussed the performance of the Diversified Equity Fund for the year-to-date, one-year and three-year periods ended April 30, 2013. In assessing the quality of the portfolio management services delivered by the Adviser under the “manager of managers” structure, the Trustees also compared the short-term and long-term performance of the Funds on both an absolute basis and in comparison to a benchmark index (the Barclays Capital U.S. Aggregate Bond Index for the Core Fixed Income Fund and the MSCI World Index for the Diversified Equity Fund) and in comparison to a peer group of similar funds as constructed by data presented by Morningstar, Inc. (a peer group of U.S. open-end intermediate-term bond funds for the Core Fixed Income Fund and a peer group of U.S. open-end large blend funds for the Diversified Equity Fund) (each a “Morningstar Peer Group”).

The Trustees noted that the Core Fixed Income Fund’s performance for the year-to-date, one-year and three-year periods ended April 30, 2013 ranked in the third quartile for each period, and was slightly below but in-line with its Morningstar Peer Group medians for those periods. The Trustees further noted for the five-year period ended April 30, 2013, the Core Fixed Income Fund’s performance was above the Morningstar Peer Group median, falling in the first quartile. The Trustees also noted that for the one-year, three-year and five-year periods ended December 31, 2012, the Core Fixed Income Fund had outperformed the Barclays Capital Aggregate Bond Index, and for the year-to-date period ended March 31, 2013, the Fund’s performance was in line with that of the Barclays Capital Aggregate Bond Index.

The Trustees noted that the Diversified Equity Fund’s performance for the year-to-date, one-year and three-year periods ended April 30, 2013 was below its Morningstar Peer Group medians for those periods, falling into the fourth quartile for the year-to-date period and the third quartile for the other periods. The Trustees also noted that for the three-year period ended December 31, 2012 and for the year-to-date period ended March 31, 2013 the Diversified Equity Fund had outperformed the MSCI World Index, but for the one-year and since inception periods ended December 31, 2012 the Diversified Equity Fund had underperformed the MSCI World Index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions and that the Adviser has developed the necessary expertise and resources in selecting and managing the sub-advisers to the Funds to provide investment advisory services in accordance with each Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY ENVESTNET

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections. The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group and the Adviser’s other investment products, multi-manager account programs and separately-managed account programs, as well as the fee waivers and expense reimbursements of the Adviser. In reviewing the Funds’ fees and total expense structure, the Trustees took into account the Funds’ “manager of managers” structure, noting that the Adviser pays each of the Fund’s sub-advisory fees out of its own management fees, and that the Funds were not directly responsible for payment of any sub-advisory fees.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Adviser had subsidized the Funds’ operations since their inception and had not yet recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidizations undertaken by the Adviser. These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 20, 2013 meeting and the August 23, 2013 meeting at which the Agreement was formally considered, as well as the presentations made by the Adviser over the course of the year.

The Trustees noted that the Core Fixed Income Fund’s contractual management fee of 0.80% was above its Morningstar Peer Group average of 0.43% and ranked highest among its peers. The Trustees observed that the

Core Fixed Income Fund’s total expense ratio (minus Rule 12b-1 fees and net of fee waivers and expense reimbursements) of 0.75% fell within the third quartile, above its peer group average of 0.64%, which fell within the second quartile. The Trustees then compared the fees paid by the Core Fixed Income Fund to the fees associated with the Adviser’s other investment products, multi-manager account programs and separately-managed account programs and noted that the Core Fixed Income Fund’s fees were reasonable.

The Trustees noted that the Diversified Equity Fund’s contractual management fee of 0.95% fell within the fourth quartile, above its Morningstar Peer Group average of 0.74%, which within the second quartile. The Trustees observed that the Diversified Equity Fund’s total expense ratio (minus Rule 12b-1 fees and net of fee waivers and expense reimbursements) of 1.15%, which fell within the fourth quartile, was above its peer group average of 1.01%, which fell within the second quartile. The Trustees then compared the fees paid by the Diversified Equity Fund to the fees associated with the Adviser’s other investment products, multi-manager account programs and separately-managed account programs and noted that the Diversified Equity Fund’s fees were reasonable.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information and considering the Funds’ “manager of managers” structure. The Trustees further concluded that the Adviser’s profit from sponsoring the Funds had not been, and currently was not, excessive and that the Adviser maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support the Funds’ operations.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structures of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as the Funds’ assets grow (and if so, how whose economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Funds. The Trustees noted that the Funds’ management fee structures allowed for breakpoint reductions as the Funds’ assets grow in size. The Trustees concluded that the Adviser’s management fee structures and any applicable expense waivers were reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset levels.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Funds. The Trustees also noted that the Adviser receives no soft dollar benefits with respect to its management of the Funds. The Trustees concluded that any benefits the Adviser received from its management of the Funds, including increased name recognition or greater exposure to press coverage, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds’ surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of each Fund and its shareholders.

Basis for Trustees’ Approval of Sub-Advisory Agreements

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person at a meeting held on August 23, 2013 to consider the renewal of the sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) for the Funds, entered into between the Adviser and certain of the Funds’ sub-advisers (each a “Sub-Adviser, and collectively, the “Sub-Advisers”), specifically Neuberger Berman Fixed Income LLC (“NBFI”), Schroder Investment Management North America Inc. (“Schroder”) and William Blair & Company, L.L.C. (“William Blair”) with respect to the Core Fixed Income Fund, and Loomis, Sayles & Company, L.P. (“Loomis Sayles”), Mellon Capital Management Corporation (“Mellon”), Neuberger Berman Management, LLC (“Neuberger”) and William Blair with respect to the Diversified Equity Fund, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. The Trustees also met at a prior meeting held on June 20, 2013 (the “June 20, 2013 Meeting”) to review materials related to the renewal of the Sub-Advisory Agreements. In advance of these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreements. The materials provided contained information with respect to the factors enumerated below, including copies of the Sub-Advisory Agreements, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Sub-Advisory Agreements, due diligence materials prepared by the Sub-Advisers (including a due questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including each Sub-Adviser’s code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Sub-Advisory Agreement renewal process, including performance information for the Funds. Based on their evaluation of the information provided by the Adviser and the Sub-Advisers, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the continuation of each Sub-Advisory Agreement for an additional one-year term ending August 31, 2014.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the sub-advisory agreements between the Adviser and the Sub-Advisers, with respect to the Core Fixed Income Fund, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISERS TO THE FUND

The Trustees considered the nature, extent and quality of services provided by each of NBFI, Schroder and William Blair to the Core Fixed Income Fund. The Trustees considered NBFI’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Andrew Johnson, who serves as the portfolio manager for the segment of the Fund’s assets managed by NBFI, and other key personnel at NBFI. The Trustees also considered Schroder’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Wesley Sparks, who serves as the portfolio manager for the segment of the Fund’s assets managed by Schroder, and other key personnel at Schroder. The Trustees also considered William Blair’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Brian D. Singer, Edwin Denson and Thomas Clarke, who serve as the portfolio managers for the segment of the Fund’s assets managed by William Blair, and other key personnel at William Blair. The Trustees also considered information provided by each of NBFI, Schroder and William Blair at the June 20, 2013 meeting and the August 23, 2013 meeting at which the Sub-Advisory Agreements were formally considered, relating to each of their investment objectives and strategies for the Fund, brokerage practices and compliance and risk management programs. The Trustees also noted any services that extended beyond portfolio management. The Trustees concluded that NBFI, Schroder and William Blair had sufficient quality and depth of personnel, resources, investment methods and compliance programs essential to performing their duties under the Sub-Advisory Agreements and that the nature, overall quality and extent of investment management services provided by each of NBFI, Schroder and William Blair to the Fund were satisfactory.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISERS

The Trustees discussed the Fund’s performance, including the performance relating specifically to each segment of the Fund’s assets managed by NBFI, Schroder and William Blair, respectively. The Trustees discussed the performance of that segment of the Fund’s portfolio managed by NBFI for the year-to-date period ended March 31, 2013, and for the one-year, three-year, five-year and since inception periods ended December 31, 2012. The Trustees compared the short-term and long-term performance of that segment of the Fund’s portfolio managed by NBFI on both an absolute basis and in comparison to a benchmark index (the Barclays Capital U.S. Aggregate Bond Index) and in comparison to a composite of NBFI’s separately-managed accounts with similar investment strategies to that applied by NBFI in managing a segment of the Fund’s portfolio. The Trustees noted that, for each period the segment of the Fund’s portfolio managed by NBFI outperformed the benchmark index, and for all periods was in-line with the performance of the comparable NBFI composite.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Schroder for the year-to-date period ended March 31, 2013, and the one-year, three-year, five-year and since inception periods ended December 31, 2012. The Trustees compared the short-term and long-term performance of that segment of the Fund’s portfolio managed by Schroder on both an absolute basis and in comparison to a benchmark index (the Barclays Capital U.S. Aggregate Bond Index) and in comparison to a composite of Schroder’s separately-managed accounts with similar investment strategies to that of the Fund. The Trustees noted that for all periods, the segment of the Fund’s portfolio managed by Schroder outperformed the benchmark index, and for all periods was in-line with the performance of the comparable Schroder composite.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by William Blair for the quarter and since inception periods ended February 28, 2013. The Trustees compared the short-term and long-term performance of that segment of the Fund’s portfolio managed by William Blair on both an absolute basis and in comparison to the Fund as a whole. The Trustees noted that for the quarter ended February 28, 2013, the performance for the segment of the Fund’s portfolio managed by William Blair was slightly above the Fund’s performance as a whole, and for the since inception period ended February 28, 2013, the performance for the segment of the Fund’s portfolio managed by William Blair was below the Fund’s performance as a whole.

After considering all the information, the Trustees concluded that the performance obtained by each of NBFI, Schroder and William Blair for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the continued management of Fund assets by NBFI, Schroder and William Blair.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISERS

The Trustees reviewed and considered the sub-advisory fees payable by the Adviser to NBFI, Schroder and William Blair under the Sub-Advisory Agreements. The Trustees noted that the Adviser had previously confirmed to the Trustees that the sub-advisory fees payable under the Sub-Advisory Agreements were reasonable in light of the quality of the services performed by each of NBFI, Schroder and William Blair. Since the sub-advisory fees are paid by the Adviser, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to NBFI, Schroder and William Blair. Consequently, the Trustees did not consider the costs of services provided by each of NBFI, Schroder and William Blair or their profitability from their relationship with the Fund because the Trustees did not consider these factors as relevant. Based on all these factors, the Trustees concluded that the sub-advisory fees paid to each of NBFI, Schroder and William Blair by the Adviser were reasonable in light of the services provided by NBFI, Schroder and William Blair.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to NBFI, Schroder and William Blair are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by each of NBFI, Schroder and William Blair from their association with the Fund. The Trustees concluded that the benefits that each of NBFI, Schroder and William Blair may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

In considering the renewal of the sub-advisory agreements between the Adviser, on behalf of the PMC Diversified Equity Fund, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISERS TO THE FUND

The Trustees considered the nature, extent and quality of services provided by each of Loomis Sayles, Mellon, Neuberger and William Blair to the Diversified Equity Fund. The Trustees considered Loomis Sayles’ responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of

Warren N. Koontz, Arthur Barry and James L. Carroll, who serve as portfolio managers for the segment of the Fund’s assets managed by Loomis Sayles, and other key personnel at Loomis Sayles. The Trustees considered Mellon’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Ronald P. Gala, Warren Chiang and Michael P. Kaminski, who serve as the portfolio managers for the segment of the Fund’s assets managed by Mellon, and other key personnel at Mellon. The Trustees also considered Neuberger’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Benjamin Segal and Conrad A. Saldanha, who serve as portfolio managers for the segment of the Fund’s assets managed by Neuberger, and other key personnel at Neuberger. The Trustees also considered William Blair’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Brian D. Singer, Edwin Denson and Thomas Clarke, who serve as portfolio managers for the segment of the Fund’s assets managed by William Blair, and other key personnel at William Blair. The Trustees also considered information provided by each of Loomis Sayles, Mellon, Neuberger and William Blair at the June 20, 2013 meeting and the August 23, 2013 meeting at which the Sub-Advisory Agreements were formally considered, relating to each of their investment objectives and strategies for the Fund, brokerage practices and compliance and risk management programs. The Trustees also noted any services that extended beyond portfolio management. The Trustees concluded that Loomis Sayles, Mellon, Neuberger and William Blair had sufficient quality and depth of personnel, resources, investment methods and compliance programs essential to performing their duties under the Sub-Advisory Agreements and that the nature, overall quality and extent of investment management services provided by each of Loomis Sayles, Mellon, Neuberger and William Blair to the Fund were satisfactory.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISERS

The Trustees discussed the Fund’s performance, including the performance relating specifically to each segment of the Fund’s assets managed by Loomis Sayles, Mellon, Neuberger and William Blair, respectively. The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Loomis Sayles for the year-to-date period ended March 31, 2013 and the one-year, three-year, five-year and since inception periods ended December 31, 2012. The Trustees compared the short-term and long-term performance of that segment of the Fund’s portfolio managed by Loomis Sayles on both an absolute basis and in comparison to multiple benchmark indices (the Russell 1000 Index, the Russell 1000 Value Index and the S&P 500 Index) and in comparison to multiple composites of Loomis Sayles’ separately-managed accounts with similar investment strategies to that of the Fund. The Trustees noted that, for each period other than the one-year period,, the segment of the Fund’s portfolio managed by Loomis Sayles was generally in-line with the benchmark indices and the comparable Loomis Sayles composites. For the one-year period ended December 31, 2012, the segment of the Fund managed by Loomis Sayles significantly outperformed the S&P 500 Index.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Mellon for the year-to-date period ended March 31, 2013, and for the one-year, three-year, five-year and since inception periods ended December 31, 2012, compared to a benchmark index (the Russell 1000 Growth Index) and in comparison to a composite of Mellon’s separately-managed accounts with similar investment strategies to that applied by Mellon in managing a segment of the Fund’s portfolio. The Trustees noted that for all periods the performance for the segment of the Fund’s portfolio managed by Mellon outperformed the Russell 3000 Growth Index and was generally in alignment with other accounts managed by Mellon using investment strategies similar to those applied by Mellon in managing a segment of the Fund’s portfolio.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Neuberger for the year-to-date period ended March 31, 2013, and for the one-year, three-year and since inception periods ended December 31, 2012. The Trustees compared the short-term and long-term performance of that segment of the Fund’s portfolio managed by Neuberger on both an absolute basis and in comparison to a benchmark index (the MSCI EAFE Index). The Trustees noted that, for the year-to-date and one-year periods, the segment of the Fund’s portfolio managed by Neuberger underperformed the benchmark index, and for the three-year and since inception periods the segment of the Fund’s portfolio managed by Neuberger outperformed the benchmark index.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by William Blair for the quarter and since inception periods ended February 28, 2013. The Trustees compared the short-term and long-term performance of that segment of the Fund’s portfolio managed by William Blair on both an absolute basis and in comparison to the Fund as a whole. The Trustees noted that for the quarter ended February 28, 2013, the performance for the segment of the Fund’s portfolio managed by William Blair was slightly below the Fund’s performance as a whole, but that for the since inception period ended February 28, 2013, the performance for the segment of the Fund’s portfolio managed by William Blair was above the Fund’s performance as a whole.

After considering all the information, the Trustees concluded that the performance obtained by Loomis Sayles, Mellon, Neuberger and William Blair for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the continued management of Fund assets by Loomis Sayles, Mellon, Neuberger and William Blair.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISERS

The Trustees reviewed and considered the sub-advisory fees payable by the Adviser to Loomis Sayles, Mellon, Neuberger and William Blair under the Sub-Advisory Agreements. The Trustees noted that the Adviser had previously confirmed to the Trustees that the sub-advisory fees payable under the Sub-Advisory Agreements were reasonable in light of the quality of the services performed by each of Loomis Sayles, Mellon, Neuberger and William Blair. Since the sub-advisory fees are paid by the Adviser, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to Loomis Sayles, Mellon, Neuberger and William Blair. Consequently, the Trustees did not consider the costs of services provided by each of Loomis Sayles, Mellon, Neuberger and William Blair or their profitability from their relationship with the Fund because the Trustees did not consider these factors as relevant. Based on all these factors, the Trustees concluded that the sub-advisory fees paid to each of Loomis Sayles, Mellon, Neuberger and William Blair by the Adviser were reasonable in light of the services provided by Loomis Sayles, Mellon, Neuberger and William Blair.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to Loomis Sayles, Mellon, Neuberger and William Blair are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by each of Loomis Sayles, Mellon, Neuberger and William Blair from their association with the Fund. The Trustees concluded that the benefits that each of Loomis Sayles, Mellon, Neuberger and William Blair may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Sub-Advisory Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds’ surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of each Sub-Advisory Agreement as being in the best interests of the applicable Fund and its shareholders.

Basis for Trustees’ Approval of Sub-Advisory Agreement with Delaware Investments Fund Advisers

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person at a meeting held on June 20, 2013 to consider the approval of a sub-advisory agreement entered into between the Adviser and Delaware Investments Fund Advisers (“DIFA”), a series of Delaware Management Business Trust (“DMBT”), a Delaware statutory trust, with respect to the PMC Diversified Equity Fund (the “DIFA Sub-Advisory Agreement”). The Trustees noted that Delaware Management Company (“DMC”), also a series of DMBT, served as a sub-adviser to the PMC Diversified Equity Fund, and noted the Adviser had informed the Trust that, as a result of a restructuring within DMBT, as a newly organized series of DMBT, DIFA would replace DMC as a sub-adviser to the Fund. A legal opinion provided by DMBT included in the Meeting materials explained how DMBT determined to organize DIFA under the belief that segregation of certain sub-advisory services within DIFA will provide greater internal financial and management efficiencies. The Trustees noted that DIFA was established specifically to provide sub-advisory services to certain registered investment companies, and upon entering into the new sub-advisory agreement with Envestnet, DIFA would provide sub-advisory services to the PMC Diversified Equity Fund identical to those previously provided by DMC, and that Francis X. Morris, Michael S. Morris, CFA, Christopher S. Adams, CFA, and Donald G. Padilla, CFA, the co-Portfolio Managers for the segment of the Fund’s assets currently managed by DMC, would continue to serve as the co-Portfolio Managers for the segment of the Fund’s assets managed by DIFA.

In reviewing the proposed DIFA Sub-Advisory Agreement, the Trustees reviewed materials, which the Trust had requested, and DMBT had provided in advance of the Meeting. The materials provided contained information with respect to the factors enumerated below, including copies of the proposed DIFA Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of investment advisory agreements, due diligence materials prepared by DMBT (including a summary due diligence questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary including specific compliance policies and procedures, including the code of ethics) and other pertinent information.

DISCUSSION OF FACTORS CONSIDERED

In considering the DIFA Sub-Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY DIFA TO THE PMC DIVERSIFIED EQUITY FUND.

The Trustees considered the nature, extent and quality of services to be provided by DIFA to the PMC Diversified Equity Fund. The Trustees considered DIFA’s specific responsibilities in all aspects of day-to-day management of its portion of the PMC Diversified Equity Fund’s assets, as well as the qualifications, experience and responsibilities of the portfolio managers who would be involved in the day-to-day activities of the PMC Diversified Equity Fund and responsible for the segment of the Fund’s assets managed by DIFA, pursuant to the Sub-Advisory Agreement. These portfolio managers, Francis X. Morris, Christopher S. Adams, Michael S. Morris and Donald G. Padilla, are the same persons who previously served as portfolio managers to the PMC Diversified Equity Fund under the Adviser’s sub-advisory agreement with DMC. The Trustees concluded that DIFA had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the management services to be provided to the PMC Diversified Equity Fund were satisfactory and reliable.

2. INVESTMENT PERFORMANCE OF DIFA.

The Trustees considered the experience and background of the portfolio managers and performance of the segment of the PMC Diversified Equity Fund’s assets previously managed by DMC, noting the continuity of portfolio management and investment strategies. The Trustees concluded that the performance obtained by these portfolio managers was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees concluded that the PMC Diversified Equity Fund and its shareholders were likely to benefit from DIFA’s management.

3. COSTS OF SERVICES PROVIDED AND PROFITABILITY TO BE REALIZED.

The Trustees reviewed and considered the sub-advisory fees payable by the Adviser to DIFA under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fee payable to DIFA would be identical to the sub-advisory fee previously paid to DMC by the Adviser. The Trustees also reviewed information regarding DIFA’s fee schedule for its institutional accounts. Since DIFA’s sub-advisory fees would be paid by the Adviser, the overall advisory fee paid by the PMC Diversified Equity Fund would not be directly affected by DIFA’s sub-advisory fee. Consequently, the Trustees did not consider the costs of services to be provided by DIFA or its profitability from its relationship with the PMC Diversified Equity Fund because the Trustees did not consider these factors as relevant. Based on all these factors, the Trustees concluded that the sub-advisory fees to be paid to DIFA by the Adviser were reasonable in light of the services to be provided under the DIFA Sub-Advisory Agreement.

4. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE PMC DIVERSIFIED EQUITY FUND.

The Trustees considered the direct and indirect benefits that could be received by DIFA from its association with the PMC Diversified Equity Fund. The Trustees concluded that the benefits that DIFA may receive appear to be reasonable, and in many cases benefit the PMC Diversified Equity Fund.

5. EXTENT OF ECONOMIES OF SCALE TO BE REALIZED.

Since the sub-advisory fees payable to DIFA will not be paid by the PMC Diversified Equity Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the PMC Diversified Equity Fund’s assets increase.

CONCLUSIONS

The recommendation to approve DIFA as a sub-adviser was made by the Adviser in the ordinary course of its ongoing evaluation of its sub-advisers. Specifically, the recommendation to approve DIFA to manage a portion of the PMC Diversified Equity Fund’s assets was based on the continuing role of the former DMC portfolio managers in the management of the portion of Fund assets allocated to DIFA and an evaluation of the qualifications of DIFA’s investment personnel, investment philosophy and process and long-term performance results, among others factors, including the Adviser’s analysis that DIFA’s investment strategy is complementary to the investment strategy of the PMC Diversified Equity Fund’s other sub-advisers and a continuation of the same strategy previously employed by DMC.

No single factor was determinative in the Trustees’ decision to approve the DIFA Sub-Advisory Agreement, but rather the Trustees based their determination on the total mix of information available. Based on a consideration of all the factors in their totality, the Trustees determined that the DIFA Sub-Advisory Agreement, including the sub-advisory fees to be paid hereunder, was fair and reasonable. The Board of Trustees determined that the approval of the DIFA Sub-Advisory Agreement would be in the best interests of the PMC Diversified Equity Fund and its shareholders.

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PMC FUNDS

Additional Information (Unaudited)

Tax Information

For the fiscal year ended August 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Core Fixed Income Fund	13.64%
Diversified Equity Fund	82.81%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2013 was as follows:

Core Fixed Income Fund	13.91%
Diversified Equity Fund	81.64%

For the fiscal year ended August 31, 2013, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the Funds as follows:

Core Fixed Income Fund	47.22%
Diversified Equity Fund	11.14%

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section (852)(b)(3), the amount necessary to reduce the earnings on profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2013. Both Funds utilized earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deduction. The amounts designated as long-term capital gains were as follows:

Core Fixed Income Fund	$—
Diversified Equity Fund	$202,191

Indemnification

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling (866) PMC-7338.

PMC Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, PhD 615 E. Michigan St. Milwaukee, WI 53202 Age: 58	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair of Accounting, Marquette University (2004–present).	31	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Trustee	Indefinite Term; Since August 22, 2001	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986–present).	31	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 70	Trustee	Indefinite Term; Since October 23, 2009	Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–present); Vice President, Secretary, Treasurer and CCO of Granum Series Trust (an open-end investment company) (1997–2007); President, CAO and CCO, Granum Securities, LLC (a broker-dealer) (1997–2007).	31	Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies); Manager, Ramius IDF fund complex (two closed-end investment companies).

Interested Trustee and Officers
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 51	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	31	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

PMC Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 39	Vice President, Treasurer and Principal Accounting Officer	Indefinite Term; Since January 24, 2013	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2002–present).	N/A	N/A

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Secretary	Indefinite Term; Since November 15, 2005	Vice President, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Robert M. Slotky 615 E. Michigan St. Milwaukee, WI 53202 Age: 66	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since January 26, 2011	Senior Vice President, U.S. Bancorp Fund Services, LLC (2001–present).	N/A	N/A

Jesse J. Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 31	Assistant Treasurer	Indefinite Term; Since July 21, 2011	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2008–present).	N/A	N/A
(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, who acts as principal underwriter for several series of the Trust, but not the Funds.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser, sub-adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s, sub-adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser, sub-adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at (866) PMC-7338. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, either upon request by calling the Funds toll free at (866) PMC-7338 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (866) PMC-7338 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

PMC FUNDS

Investment Adviser	Envestnet Asset Management, Inc. 35 East Wacker Drive, 24th Floor Chicago, Illinois 60601

Legal Counsel	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A. Custody Operations 1555 North River Center Drive Suite 302 Milwaukee, Wisconsin 53212

Distributor	Foreside Fund Services, LLC 3 Canal Plaza, Suite 100 Portland, Maine 04101

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 9, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2013	FYE 8/31/2012
Audit Fees	$49,750	$48,290
Audit-Related Fees	$3,070	0
Tax Fees	$10,180	$9,880
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2013	FYE 8/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2013	FYE 8/31/2013
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s
Form N-CSR filed November 9, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the
Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date November 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date November 4, 2013

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date November 4, 2013

*	Print the name and title of each signing officer under his or her signature.